UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HOUSTON WIRE & CABLE COMPANY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 6, 2014

To Our Stockholders:

The 2014 annual meeting of stockholders of Houston Wire & Cable Company will be held at our corporate headquarters, 10201 North Loop East, Houston, Texas 77029 on Tuesday, May 6, 2014, at 8:30 a.m., Central Time.  The annual meeting of stockholders is being held for the following purposes:

1.  To elect seven directors to serve on the Board of Directors until the 2015 annual meeting of stockholders and until their successors have been elected and qualified (Proposal No. 1);

2.  To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 (Proposal No. 2);

3.  To hold an advisory vote to approve the Company’s executive compensation (Proposal No. 3);

4.  To approve the material terms of the Company’s 2006 Stock Plan (Proposal No. 4); and

5.  To transact such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 10, 2014 are entitled to vote at the meeting or at any postponement or adjournment thereof.

Please act promptly to vote your shares with respect to the proposals described above.  You may vote your shares by marking, signing, dating and mailing the enclosed proxy card.  You may also vote by telephone or through the Internet by following the instructions set forth on the proxy card. If you attend the annual meeting, you may vote in person, even if you have previously submitted a proxy.

By Order of the Board of Directors,

Nicol G. Graham
Vice President, Chief Financial Officer, Treasurer and Secretary

March 27, 2014

2

HOUSTON WIRE & CABLE COMPANY

10201 North Loop East

Houston, Texas 77029

PROXY STATEMENT

The accompanying proxy is solicited on behalf of the Board of Directors of Houston Wire & Cable Company (the “Company,” “we” or “us”) for the 2014 annual meeting of stockholders that will be held at our corporate headquarters, 10201 North Loop East, Houston, Texas 77029, on Tuesday, May 6, 2014, at 8:30 a.m., Central Time, and at any postponement or adjournment thereof.  We are first mailing notice of availability of this proxy statement and the accompanying proxy card and 2013 annual report to stockholders (which includes our annual report on Form 10-K for the year ended December 31, 2013), on or about March 27, 2014.

ABOUT THE MEETING

What is the purpose of this proxy statement?

This proxy statement provides information regarding matters to be voted on at the 2014 annual meeting of our stockholders.  Additionally, it contains certain information that the Securities and Exchange Commission (the “SEC”) requires us to provide annually to stockholders.  The proxy statement is also the document used by our board to solicit proxies to be used at the 2014 annual meeting.  Proxies are solicited to give all stockholders of record an opportunity to vote on the matters to be presented at the annual meeting, even if they cannot attend the meeting.  The board has designated James L. Pokluda III and William H. Sheffield as proxies, who will vote the shares represented by proxies solicited by the board at the annual meeting in accordance with the stockholders’ instructions.

What proposals will be voted on at the annual meeting?

Stockholders will vote on the following proposals at the annual meeting:

•	the election of seven directors, each to serve until the next annual meeting and until a successor is duly elected and qualified (Proposal No. 1);

•	the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm (Proposal No. 2);

•	the approval of our executive compensation (Proposal No. 3);

•	the approval of the material terms of our 2006 Stock Plan (Proposal No. 4); and

•	any other business properly coming before the annual meeting and any adjournment or postponement thereof.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, March 10, 2014, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting.  If your shares are held in “street name,” please refer to the information forwarded to you by your bank, broker or other holder of record to see what you must do to vote your shares.

A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder at our corporate headquarters, 10201 North Loop East, Houston, Texas 77029, during normal business hours for a period of ten days before the annual meeting and at the annual meeting.

What is the difference between a stockholder of record and a beneficial holder of shares?

If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered a stockholder of record with respect to those shares.  If this is the case, we have sent or provided the stockholder proxy materials directly to you.

If your shares are held in a stock brokerage account or by a bank or other nominee (also known as held “in street name”), you are considered the “beneficial holder” of the shares, and your brokerage firm, bank or other nominee is the stockholder of record.  If this is the case, the proxy materials have been forwarded to you by your brokerage firm, bank or other nominee.  As the beneficial holder, you have the right to direct your broker, bank or other nominee how to vote your shares.  Please contact your broker, bank or other nominee for instructions on how to vote any shares you beneficially own.

3

Who can attend the meeting?

All stockholders of record as of March 10, 2014, or their duly appointed proxies, may attend the meeting.  If you hold your shares in street name, you will need to bring a copy of a brokerage or other account statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

A quorum of stockholders is necessary to hold the annual meeting.  The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  As of the record date, 17,954,032 shares of our common stock were outstanding.  Shares covered by proxies received will be considered present at the meeting for purposes of establishing a quorum.

How do I vote?

You may vote in person at the meeting or by proxy by any of the following methods:

•	Telephoning the toll-free number listed on the proxy card;

•	Using the Internet site listed on the proxy card; or

•	Marking, dating, signing and returning the enclosed proxy card.

We recommend that you vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting.  If you vote by proxy, your shares will be voted as you direct on the proxy card, by telephone or via the Internet.  If you are a stockholder of record and attend the meeting, you may vote at the meeting or deliver your completed proxy card in person, even if you previously sent in a proxy card or voted by telephone or via the Internet.

If your shares are held in street name, please refer to the information forwarded to you by your broker, bank or other holder of record to see what you must do in order to vote your shares.  If you are a street name stockholder and you wish to vote in person at the meeting, you will need to obtain a proxy from the institution that holds your shares and present it to the inspector of elections with your ballot when you vote at the annual meeting.

Can I change my vote after I give my proxy?

You can revoke your proxy, whether it was given by telephone, Internet or mail, before it is voted by:

•	Delivering to our Secretary at the address on the first page of this proxy statement a written notice of revocation of your proxy before or at the annual meeting and prior to voting;

•	Delivering a new proxy bearing a later date by telephone, via the Internet or by submitting a duly executed proxy card; or

•	Voting in person at the annual meeting.

The last vote you submit chronologically (by any means) will supersede all prior votes.

The powers of the proxy holders with regard to your shares will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not, by itself, revoke a previously granted proxy.

How many votes are required for the proposals to pass?

Each outstanding share entitles its holder to cast one vote on each matter to be voted upon at the annual meeting.  Directors are elected by a plurality vote, meaning that the seven director nominees receiving the greatest numbers of votes will be elected.  The approval of a majority of the votes present, in person or by proxy, at the annual meeting and entitled to vote is required to ratify the selection of our independent public accounting firm, to approve our executive compensation and to approve the material terms of our 2006 Stock Plan.

4

How are abstentions and broker non-votes treated?

If a stockholder withholds authority to vote on the election of directors, it will have no effect on the vote. If a stockholder abstains from voting on any other proposal, it will have the same effect as a vote against that proposal.

Broker non-votes with respect to any matter will have no effect on the outcome of the vote on that matter.  A “broker non-vote” occurs on a proposal when shares held of record by a broker are present or represented at the meeting but the broker is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction has been given.

What if I do not specify a choice for a matter when returning a proxy?

Stockholders should specify their choice for each matter on the enclosed proxy.  If no specific instructions are given, validly submitted proxies will be voted “FOR” the election of all seven nominees for director, “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm and “FOR” the approval of our executive compensation.

Will anyone contact me concerning this vote?

No arrangements or contracts have been made or entered into with any solicitors as of the date of this proxy statement, although we reserve the right to engage solicitors if we deem them necessary.  If done, such solicitations may be made by mail, telephone, facsimile, e-mail or personal interviews.

What are the board’s recommendations?

The board’s recommendations, together with the description of each proposal, are set forth in this proxy statement. In summary, the board unanimously recommends that you vote:

•	“FOR” the election of each nominee for director (see page 8);

•	“FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm (see page 30);

•	“FOR” the approval of the compensation of our named executive officers (see page 30); and

•	“FOR” the approval of the material terms of our 2006 Stock Plan (see page 31).

What happens if additional matters are presented at the annual meeting?

Other than the four proposals described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting.  If you grant a proxy, the persons named as proxy holders on the enclosed proxy card will vote your shares on any additional matters properly presented for a vote at the meeting as recommended by the board or, if no recommendation is given, in their own discretion.

Who will tabulate and certify the vote?

Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes.  A representative of Schiff Hardin LLP, the Company’s legal counsel, will be the inspector of elections.

5

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of shares of our common stock for each stockholder who is known by us to own beneficially more than 5% of the outstanding shares of our common stock. Except as noted below, the nature of beneficial ownership for shares shown in this table is sole voting and sole investment power.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

FMR LLC (1)
245 Summer Street
Boston, MA 02210	2,037,959	11.4%

Royce & Associates, LLC (2)
745 Fifth Avenue
New York, NY 10151	1,849,848	10.3%

The Killen Group, Inc. (3)
1189 Lancaster Avenue
Berwyn, PA 19312	1,180,812	6.6%

BlackRock, Inc. (4)
40 East 52nd Street
New York, NY 10022	1,174,305	6.5%

Capital Research Global Investors (5)
333 South Hope Street
Los Angeles, CA 90071	1,150,000	6.4%

(1)	As reported in an amendment to Statement on Schedule 13G filed with the SEC on behalf of FMR LLC and Edward C. Johnson 3d, its chairman, on February 14, 2014. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC, is deemed to be the beneficial owner of these shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. One of these investment companies, Fidelity Low-Priced Stock Fund, beneficially owned 1,268,800 shares, or 7.07% of our outstanding common stock. Fidelity Management & Research Company had sole voting power with respect to 122,356 shares, shared voting power with respect to no shares and shared investment power with respect to all 2,037,959 shares reported as beneficially owned.

(2)	As reported in an amendment to Statement on Schedule 13G filed with the SEC on behalf of Royce & Associates, LLC on January 10, 2014. Royce & Associates, LLC is deemed to be the beneficial owner of these shares as a result of its acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. One of those investment companies, Royce Total Return Fund, beneficially owned 1,216,073 shares, or 6.77%, of our outstanding common stock.

(3)	As reported in the Schedule 13G filed with the SEC on behalf of The Killen Group, Inc. on February 14, 2014. The Killen Group had sole voting power with respect to 1,086,317 shares, shared voting power with respect to no shares and sole voting power with respect to all 1,180,812 shares reported as beneficially owned.

(4)	As reported in an amendment to Statement on Schedule 13G filed with the SEC on behalf of BlackRock, Inc. and certain of its subsidiaries on January 29, 2014. BlackRock, Inc. had sole voting power with respect to 1,115,034 shares, shared voting power with respect to no shares and shared investment power with respect to all 1,174,305 shares.

(5)	As reported in an amendment to Statement on Schedule 13G filed with the SEC on behalf of Capital Research Global Investors, a division of Capital Research and Management Company, on February 13, 2014. Capital Research Global Investors is deemed to be the beneficial owner of these shares as a result of its acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Capital Research Global Investors holds more than 5% of our common stock on behalf of one of these investment companies, SMALLCAP World Fund, Inc.

6

The following table sets forth the beneficial ownership of shares of our common stock for (i) each of our directors and nominees, (ii) each of our executive officers named in the Summary Compensation Table on page 19 and (iii) all of our directors and executive officers as a group. Except as noted below, the nature of beneficial ownership for shares shown in this table is sole voting and sole investment power. The information below is as of March 10, 2014, unless otherwise indicated.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Shares Owned		Shares Under Options/RSUs Exercisable/Vesting Within 60 Days		Total Number of Shares	Percent of Class
Michael T. Campbell	8,044	(1)	35,709	(4)	43,753	*
I. Stewart Farwell	15,000		45,709		60,709	*
Peter M. Gotsch	10,746		25,709		36,455	*
James L. Pokluda III	76,020		35,182		111,202	*
Mark A. Ruelle	-		-		-	-
Wilson B. Sexton	65,000		45,709	(5)	110,709	*
William H. Sheffield	10,000	(2)	45,709		55,709	*
Scott L. Thompson	15,000		40,709	(6)	55,709	*
Nicol G. Graham	178,150	(3)	30,000		208,150	1.2
All directors and executive officers as a group (9 persons)	377,960		304,436		682,396	3.8

*	Less than 1%

(1)	Owned by Mr. Campbell’s individual retirement account.

(2)	Mr. Sheffield has shared voting power and shared dispositive power with respect to 7,000 of these shares.

(3)	Includes 60,772 shares owned by Mr. Graham’s individual retirement account.

(4)	Held in a revocable trust in Mr. Campbell’s name.

(5)	Held in a revocable trust in Mr. Sexton’s name.

(6)	Excludes 20,000 shares subject to stock options that Mr. Thompson transferred as gifts to his two adult children. Mr. Thompson disclaims beneficial ownership of these shares.

7

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our amended and restated bylaws provide for each director to stand for election each year at our annual meeting and to serve until the next annual meeting and until a successor is duly elected and qualified.

At the recommendation of the Nominating and Corporate Governance Committee, the board has nominated the persons listed below to serve as directors, each for a one-year term, beginning at the annual meeting on May 6, 2014 and running until the 2015 annual meeting. The nominees include six independent directors, as defined in the NASDAQ Listing Rules, and the President and Chief Executive Officer of the Company. The nominees do not include Peter M. Gotsch, who is currently serving as a director and will retire from the board at the conclusion of his current term.

All of the nominees currently serve as members of the Board of Directors, other than Mark A. Ruelle. The board nominated Mr. Ruelle on the recommendation of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee received Mr. Ruelle’s name from the National Association of Corporate Directors after identifying the skills and qualifications the committee desired in a potential director and receiving a list of candidates meeting those parameters from the NACD Directors Registry®. In selecting Mr. Ruelle from among other candidates it interviewed, the Nominating and Corporate Governance Committee focused on Mr. Ruelle’s diversified experience in executive management, risk management, major construction projects oversight, and mergers and acquisitions.

It is the intention of the persons named in the accompanying proxy card, unless otherwise instructed, to vote to elect the nominees named below as the directors.  Each nominee has consented to serve as a director if elected at this year’s annual meeting.  In the event any nominee is unable to serve as a director, discretionary authority is reserved to the board to vote for a substitute.  The board has no reason to believe that any nominee named below will be unable to serve if elected.

The nominees for election to the office of director, and certain information with respect to their backgrounds, are set forth below.

Nominees Standing for Election to the Board

James L. Pokluda III, age 49. Director since 2012

President and Chief Executive Officer of the Company

Mr. Pokluda was appointed President in May 2011 and Chief Executive Officer in January 2012. From 2007 until 2011, he served as Vice President – Sales and Marketing. During his 25 years with the Company, Mr. Pokluda has a demonstrated history of substantial contributions to the Company including the construction and leadership of our long-term growth plan, implementation of the National Service Center, the commercialization of our private branded products, co-leadership of the initial public offering in 2006, follow-on offering in 2007 and acquisitions. Mr. Pokluda served on the Board of Directors of Houston Electrical League (HEL) for several years, is an affiliate member of the National Association of Electrical Distributors (NAED), and a graduate of the College of Engineering at Texas A&M University. In 2012, Mr. Pokluda completed the University of Chicago’s Booth School of Business Executive Education Advanced Management Program. As the only management representative on our board, and someone with experience in all aspects of our business, Mr. Pokluda provides an insider’s perspective in board discussions about our industry and the business and strategic direction of the Company.

Michael T. Campbell, age 69. Director since 2008.

Independent Director

Mr. Campbell serves on the Board of Directors of Natural Grocers by Vitamin Cottage, Inc., and the Board of Advisors of Lee Truck Equipment, Inc. (d/b/a Casper’s Truck Equipment).  He performed project work as a financial and accounting consultant both individually and with Resources Connection from January 2003 to December 2005.  Mr. Campbell served in the technical support department of the National Office of Deloitte & Touche LLP, and he was the lead technical accounting and auditing partner in the Denver office prior to his retirement in June 2001.  Mr. Campbell is a Certified Public Accountant and holds an M.B.A. degree from the University of Michigan and a B.S. degree from the United States Military Academy. As a result, he has significant expertise with the financial reporting issues facing the Company, including SEC reporting and internal control design and implementation. Mr. Campbell also has extensive experience with mergers and acquisitions, and capital markets transactions. Mr. Campbell is recognized as both a Governance Fellow and a Certified Professional Director in the United States by the National Association of Corporate Directors.

8

I. Stewart Farwell, age 73.  Director since 2006.

Independent Director

Prior to his retirement in April 2008, Mr. Farwell held various positions at Rheem Manufacturing Company, a leading manufacturer of central heating and cooling products, including President of the Water Heater and HVAC Divisions, Chief Operating Officer and most recently President & CEO. He now serves as Special Advisor to Rheem's Board of Directors and Senior Management. His prior experience also includes serving on the board of various trade associations and Chairman of the Gas Appliance Manufacturers Association. With more than thirty years experience in global manufacturing and distribution operations, including of products with a high copper content, Mr. Farwell provides critical insight into the operational requirements of our company and its end user customers and, in particular, managing the risks presented by fluctuating commodity prices. Mr. Farwell is recognized as a Certified Professional Director in the United States by the National Association of Corporate Directors.

Mark A. Ruelle, age 52.

President and Chief Executive Officer, Westar Energy, Inc.

Mr. Ruelle has served as a director and President of Westar Energy, Inc., the largest electric utility in Kansas, since May 2011 and as chief executive officer since August 2011. From 2003 to 2011, he was executive vice president and chief financial officer of Westar Energy and between 1997 and 2002 served in various executive positions at Sierra Pacific Resources, Inc., the owner of the largest electric utilities in Nevada. Mr. Ruelle is currently on the Board of Directors of Westar Energy. He currently serves as a director of the Edison Electric Institute, an association of shareholder owned electric companies, as a board member of GO Topeka Economic Development Partnership, as a trustee for the Stormont-Vail Foundation, a non-profit organization, and as an advisory board member for a privately-held sports apparel concern located in Kansas. Mr. Ruelle’s broad experience, including as chief executive and, previously, chief financial officer of Westar Energy, gives him an understanding of the managerial, operational and financial issues faced by a public company. His intimate knowledge of electric utility construction, operations and maintenance activities provides an exceptional understanding of an important segment of the Company’s end user market and valuable insights into customer needs and concerns.

Wilson B. Sexton, age 77.  Director since 2006.

Chairman of the Board, Pool Corp.

Mr. Sexton has been the Chairman of the Board and a director of Pool Corp., a wholesale distributor of swimming pool supplies, equipment and leisure products since 1993.  From January 1999 to May 2001, Mr. Sexton also served as Chief Executive Officer of Pool Corp.  He is currently on the Board of Directors of Pool Corp. and Beacon Roofing Supply, Inc. Mr. Sexton is a Certified Public Accountant and holds a B.B.A. degree from Southern Methodist University and is recognized as a Certified Professional Director in the United States by the National Association of Corporate Directors. As chairman and former chief executive officer of Pool Corp., Mr. Sexton understands well the issues facing executive management of a public corporation. He has a strong financial acumen and extensive managerial experience, having led Pool Corp., another wholesale distribution company, through a period of significant growth.

William H. Sheffield, age 65.  Director since 2006.

Independent Director

Mr. Sheffield is a corporate director and serves on the boards of directors of Ontario Power Generation Inc., Canada Post Corporation and Velan Inc. and served on the board of Corby Distilleries Limited until 2009. Mr. Sheffield served as Chief Executive Officer of Sappi Fine Paper from 2001 until 2003.  With his knowledge of complex issues surrounding global companies and his understanding of what makes businesses work effectively and efficiently, Mr. Sheffield provides valuable insight to our board and offers particular expertise in labor relations, critical end user markets and board governance issues. He holds an MBA and a BSc, and is recognized as both a Governance Fellow and a Certified Professional Director by the National Association of Corporate Directors in the United States and the Institute of Corporate Directors in Canada.

Scott L. Thompson, age 55.  Director since 2006.

Former President and Chief Executive Officer, Chairman of the Board, Dollar Thrifty Automotive Group

Mr. Thompson was the President & CEO since 2008 and Chairman of the Board since 2011 of Dollar Thrifty Automotive Group, a NYSE-listed company engaged in the rental car industry, until its sale to Hertz Corporation in 2012. Mr. Thompson was a founder of Group 1 Automotive, Inc., a specialty retailer in the automotive retailing industry, where he served as the CFO and Treasurer from 1996 until 2004. Mr. Thompson is a former member of the board of Dollar Thrifty Automotive Group and a current board member of Conn's, Inc. Mr. Thompson is a Certified Public Accountant and is recognized as a Certified Professional Director in the United States by the National Association of Corporate Directors. As chief executive of Dollar Thrifty, Mr. Thompson successfully led that company through a financial turnaround and subsequent sale to Hertz Corporation. Mr. Thompson’s business experience, proven leadership and financial expertise have increased the effectiveness of our board.

9

Board Recommendation and Stockholder Vote Required

The Board of Directors recommends a vote “FOR” the election of the nominees named above (Proposal No. 1 on the accompanying proxy card).

The seven nominees who receive the greatest number of votes will be elected directors.

10

CORPORATE GOVERNANCE AND BOARD COMMITTEES

The Company is committed to good corporate governance. We regularly review our policies and procedures, giving due consideration to current developments and “best practices.” We believe that we comply with all applicable SEC and NASDAQ rules and regulations, and we have adopted additional corporate governance practices that we believe are in the best interests of the Company and its stockholders.

Our commitment to good corporate governance can be seen through practices such as:

•	Annual election of directors

•	All independent directors, other than CEO

•	Independent chairman of the board

•	Independent Audit, Compensation and Nomination and Corporate Governance Committees

•	Regular executive sessions of independent directors

•	Risk oversight by full board and committees

•	Regular board and committee self-evaluations

•	Annual advisory vote on executive compensation

•	Pay for performance philosophy

•	Stock ownership guidelines for directors

•	Prohibitions on hedging, short sales and other speculative transactions

•	Related Person Transaction Policy

•	Clawback policy for equity awards

These practices and policies are described in further detail below.

Board Composition

Our Board of Directors currently consists of seven directors.  Each director is elected for a term of one year and serves until a successor is duly elected and qualified or until his or her death, resignation or removal.  There are no family relationships between any of our directors or executive officers.  Our executive officers are elected by and serve at the discretion of the Board of Directors.

Board Leadership Structure and Risk Oversight

Since our IPO, the offices of Chairman and Chief Executive Officer of the Company have been held by different individuals. Our board is led by an independent Chairman. Mr. Thompson served as Chairman until January 1, 2012, at which time Mr. Sheffield assumed the Chairman role. Our Chief Executive Officer, Mr. Pokluda, is the only member of the board who is not an independent director. We believe that this leadership structure enhances the accountability of the Chief Executive Officer to the board and strengthens the board’s independence from management. In addition, separating these roles allows Mr. Pokluda to focus his efforts on running our business and managing the Company in the best interests of our stockholders, while we are able to benefit from Mr. Sheffield’s experience as a member of other public company boards.

The board takes an active role in monitoring and assessing the Company’s risks, which include risks associated with operations, credit, financing and capital investments. Management is responsible for the Company’s day-to-day risk management activities, and our board’s role is to engage in informed risk oversight. The Nominating and Corporate Governance Committee with the assistance of management compiled and prioritized a list of risks to which the Company could be subjected. It also identified the significant risks which were then reviewed by the board and assigned to one of the standing committees of the board for oversight. In fulfilling this oversight role, our Board of Directors focuses on understanding the nature of our enterprise risks, including our operations and strategic direction, as well as the adequacy of our risk management process and overall risk management system. There are a number of ways our board performs this function, including the following:

11

•	at its regularly scheduled meetings, the board receives management updates on our business operations, financial results and strategy and discusses risks related to the business;

•	the Audit Committee assists the board in its oversight of risk management by discussing with management, particularly the Chief Executive Officer and Chief Financial Officer, our guidelines and policies regarding financial and enterprise risk management and risk appetite, including major risk exposures, and the steps management has taken to monitor and control such exposures; and

•	through management updates and committee reports, the board monitors our risk management activities, including the enterprise risk management process, risks relating to our compensation programs, and financial and operational risks being managed by the Company.

Director Independence

The Board of Directors has determined that each person who served as a director in 2013, and each director nominee for 2014, except Mr. Pokluda is “independent” under NASDAQ Listing Rule 5605(a)(2).  Under Rule 5605(a)(2), a director is considered independent as long as he or she does not have a relationship with the Company or management which would interfere with the exercise of independent judgment in carrying out the director’s responsibilities.  The NASDAQ Listing Rules also enumerate certain relationships which preclude a finding of independence and generally provide that an individual cannot be considered independent if, among other things, he or she is a current officer or other employee of the issuer or directly or indirectly receives certain significant payments from the issuer other than in his or her capacity as a director or board committee member.

Related Person Transaction Policy

The purpose of the Related Person Transaction Policy, as adopted by the Board of Directors, is to provide for the identification, review and consideration of transactions between the Company and any related person. "Related person" means anyone who is, or within the past year was, a director, nominee for director or executive officer of the Company or greater than five percent beneficial owner of the Company's voting securities or any member of their immediate families.

Under the Policy, any related person transaction must be reviewed, considered, and approved or ratified by the Audit Committee of the Board of Directors directly or through the Audit Committee. The Policy applies to all related person transactions, even if the amount involved does not exceed the $120,000 threshold required for disclosure under the SEC rules. Review of a proposed related person transaction takes into consideration the purpose of, and the potential benefits to the Company from, the related person transaction, and the impact of the related person transaction on a director's independence in the event that the related person is a director or an immediate family member of a director. No member of the Audit Committee may participate in any review, consideration, or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person.

The Policy provides that the Company may undertake certain pre-approved related person transactions (e.g., transactions in which the related person's interest derives solely from his or her service as a director of another corporation or entity that is a party to the transaction) without further specific review, consideration and approval. The Company engaged in no related party transactions in 2013.

Board Meetings

The board met six times during 2013.  All persons who were directors during 2013 attended at least 75% of these meetings and meetings of the committees on which they served. Absent special circumstances, each director is expected to attend the annual meeting of stockholders. All of the directors attended the 2013 annual meeting of stockholders.

Executive Sessions

The Company’s Corporate Governance Guidelines require the independent directors to meet in executive sessions separate from management at least two times a year.  The independent directors met in executive sessions five times during 2013.

12

Committees Established by the Board of Directors

The board has three standing committees: (1) Audit Committee; (2) Nominating and Corporate Governance Committee; and (3) Compensation Committee. As Chairman of the Board, Mr. Sheffield is not a member of any standing committee, but he attends all committee meetings on an ex officio basis.

 Audit Committee. The Audit Committee consists of Messrs. Campbell, Gotsch and Sexton, each of whom is independent for purposes of Rules 5605(a)(2) and (c)(2) of the NASDAQ Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. Mr. Campbell serves as the Chairman. Each of the Audit Committee members is financially literate as determined by our board in its business judgment. The board has also determined that Mr. Campbell is an “audit committee financial expert,” as such term is defined under the applicable SEC rules.

The Audit Committee met four times in 2013. The Audit Committee operates under a charter approved by the Board of Directors, which can be found on the “Investor Relations” section of our website at http://www.houwire.com. Copies will be provided to stockholders upon request.

The principal duties and responsibilities of the Audit Committee are to assist the board in its oversight of:

•	the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;

•	the independent auditors’ qualifications and independence; and

•	the performance of the independent auditors.

Our Audit Committee is also responsible for:

•	maintaining free and open communication among the committee, the independent auditors, and management of the Company;

•	reviewing and approving related person transactions; and

•	preparing the report required to be prepared pursuant to the rules of the SEC for inclusion in the Company’s annual proxy statement.

The Audit Committee has the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of counsel, accountants or other experts and advisors, as it deems necessary or appropriate.  See the “Report of the Audit Committee” on page 26.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee consists of Messrs. Campbell, Farwell, and Thompson.  Mr. Farwell serves as the Chairman.  The board has determined that all committee members are independent for purposes of Rule 5605(a)(2) of the NASDAQ Listing Rules.

The Nominating and Corporate Governance Committee met four times in 2013.  The Nominating and Corporate Governance Committee operates under a charter approved by the Board of Directors, which can be found on the “Investor Relations” section of our website at http://www.houwire.com. Copies will be provided to stockholders upon request.

The principal duties and responsibilities of the Nominating and Corporate Governance Committee are to:

•	identify persons that the Committee believes are qualified to be directors of the Company and consider and evaluate other candidates for director brought to the attention of the Committee, including persons nominated by stockholders in accordance with the nomination procedures specified in the Company’s By-laws or otherwise recommended by stockholders;

•	recommend to the board (a) the nominees for election as directors at each annual meeting of stockholders or at any special meeting of stockholders at which directors are to be elected and (b) the persons to be appointed by the board to fill any vacancy on the board (including any vacancy resulting from an increase in the size of the board);

•	review the committee structure of the board and the membership of the board committees, and recommend to the board nominees for appointment to each of the committees;

13

•	review and reassess, at least annually, the adequacy of the Company’s Corporate Governance Guidelines and recommend to the board for approval any changes that the Committee deems necessary or appropriate;

•	review any proposals properly submitted by stockholders for inclusion in the Company’s proxy statement and recommend to the board any action to be taken in response to such proposals; and

•	oversee the annual evaluation of the board.

In screening and recommending candidates as directors of the Company, the Nominating and Corporate Governance Committee considers the nature of the expertise and experience required for the performance of the duties of a director of a corporation engaged in the Company’s business and such matters as the relevant business and industry experience, professional background, age, current employment, community service and other board service of candidates for directors, as well as the racial, ethnic and gender diversity of the board. The committee seeks to identify, as candidates for director, persons with a reputation for and record of integrity and good business judgment who (1) have experience in positions with a high degree of responsibility and are leaders in the organizations with which they are affiliated, (2) are free from conflicts of interest that could interfere with a director’s duties to the Company and its stockholders, and (3) are willing and able to make the necessary commitment of time and attention required for effective board service. The Nominating and Corporate Governance Committee also takes into account the candidate’s level of financial literacy. The Nominating and Corporate Governance Committee monitors the mix of skills and experience of the directors in order to assess whether the board has the necessary tools to perform its oversight function effectively.  The Nominating and Corporate Governance Committee will consider nominees for our Board of Directors recommended by stockholders, using the same criteria as for other candidates.

The Nominating and Corporate Governance Committee has the authority to retain a search firm to be used to identify director candidates.  The Nominating and Corporate Governance Committee has the authority to retain and terminate any such search firm, including authority to approve the firm’s fees and other retention terms.  The Nominating and Corporate Governance Committee also has authority to retain other advisors.  The Company will provide for appropriate funding, as determined by the Nominating and Corporate Governance Committee, for payment of compensation to any search firm or other advisors.

Stockholder Recommendations for Director Nominations.  As noted above, the Nominating and Corporate Governance Committee considers and establishes procedures regarding recommendations for nomination to the board, including nominations submitted by stockholders.  For information on how to nominate a person for election as a director at the 2015 annual meeting, please see the discussion under the heading “Stockholder Proposals and Nominations for 2015 Annual Meeting.”  The Nominating and Corporate Governance Committee will evaluate all potential candidates in the same manner, regardless of the source of the recommendation.  Based on the information provided to the Nominating and Corporate Governance Committee, it will make an initial determination whether to conduct a full evaluation of a candidate.  As part of the full evaluation process, the Nominating and Corporate Governance Committee may conduct interviews, obtain additional background information and conduct reference checks of the candidate, among other things.  The Nominating and Corporate Governance Committee may also ask the candidate to meet with management and other members of the board.

Compensation Committee. The Compensation Committee consists of Messrs. Gotsch, Farwell, Sexton, and Thompson. Mr. Gotsch serves as the Chairman. The board has determined that all committee members are (i) independent for purposes of Rules 5605(a)(2) and (d)(2) of the NASDAQ Listing Rules, (ii) “non-employee directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, and (iii) “outside directors” as defined by Section 162(m) of the Internal Revenue Code.

The Compensation Committee met five times in 2013.  The Compensation Committee operates under a charter approved by the Board of Directors and can be found by accessing the “Investor Relations” section of our website at http://www.houwire.com. Copies of the charter will be sent to stockholders upon request.

The principal duties and responsibilities of the Compensation Committee are as follows:

•	make recommendations to the board with respect to the CEO’s compensation level;

•	consider the Company’s performance and relative stockholder return, the value of similar incentive awards to the CEOs at comparable companies, and the awards given to the Company’s CEO in past years when determining the long-term component of the CEO’s compensation;

•	review the CEO’s recommendations on compensation of the executive officers of the Company and make recommendations to the board with respect thereto and with respect to the Company’s major compensation policies and practices;

14

•	administer and review the Houston Wire & Cable Company 2006 Stock Plan (the “Stock Plan”), including approving the number and distribution of awards under such plan; and

•	review and make recommendations to the board concerning management development and succession planning activities, including an appropriate successor in the event of the unexpected death, incapacity or resignation of the CEO.

The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it deems appropriate, provided the subcommittees are composed entirely of independent directors.  The Compensation Committee also may retain a compensation consultant or other advisors to assist in the evaluation of CEO or executive officer compensation.  The Compensation Committee has authority to approve the retention terms and terminate any such consulting firm.  The Company will provide for appropriate funding, as determined by the Compensation Committee, for payment of compensation to any consulting firm or other advisors employed by the Compensation Committee. The Compensation Committee was not advised by any consultant in 2013.

The CEO may not be present during any deliberations on his compensation.

Stock Ownership Guidelines

The Board of Directors has adopted stock ownership guidelines encouraging each director to invest an amount equal to three times the director’s annual cash retainer in the Company’s common stock. The amount invested includes the market value, as of the date of grant, of shares of restricted stock and restricted stock units held by a director. The recommended ownership level should be achieved within five years after becoming a director. All of the current directors meet the ownership guidelines.

Directors’ transactions in the Company’s common stock are subject to the Company’s Insider Trading Policy. That policy prohibits the Company’s directors, officers and employees from participating in aggressive or speculative transactions with respect to the Company’s stock, including short sales and hedging strategies.

Communications with Directors

Stockholders may communicate any concerns they have regarding the Company, including recommendations of candidates for director, to the Board of Directors or to any member of the board via web form by accessing the investor relations section of our website at http://www.houwire.com and clicking on the “Corporate Governance” and “Contact the Board” links, through our Corporate Governance Hotline at 866-373-6359 or by writing to them at the following address:

Houston Wire & Cable Company

Attention: [Board of Directors]/[Board Member]

c/o Chief Financial Officer

10201 North Loop East

Houston, TX  77029

Communications directed to the independent directors should be sent to the attention of the Chairman of the Nominating and Corporate Governance Committee, c/o Chief Financial Officer, at the address indicated above.

Any stockholder or other interested person who has a particular concern regarding accounting, internal accounting controls or other audit matters that he or she wishes to bring to the attention of the Audit Committee may communicate those concerns to the Audit Committee or its Chairman, using the address indicated above.

The independent directors of the Company have unanimously approved procedures with respect to the receipt, review and processing of, and any response to, written communications sent by stockholders and other interested persons to the Board of Directors. Any written communication regarding accounting, internal accounting controls, or other matters are processed in accordance with procedures adopted by the Audit Committee.

Code of Business Conduct

The board has adopted a Code of Conduct, most recently updated in November 2012, a copy of which may be found by accessing the investor relations section of our website at http://www.houwire.com and clicking on the “Corporate Governance” link.  Under the Code of Conduct, we insist on honest and ethical conduct by all of our directors, officers, employees and other representatives, including but not limited to the following:

15

•	Our directors, officers and employees are required to avoid situations in which their personal, family or financial interests conflict with those of the Company;

•	Our directors, officers and employees must refrain from engaging in any activities that compete with the Company, or which may compromise its interests;

•	Our directors, officers and employees must refrain from taking any business or investment opportunity discovered in the course of employment with or service to the Company that the director, officer or employee knows, or should have or has reason to know, would benefit the Company; and

•	Our directors, officers and employees must comply with all applicable governmental laws, rules and regulations.

We are also committed to ensuring that all disclosures in reports and documents that the Company files with the SEC, as well as other public communications made by the Company, are full, fair, accurate, timely and understandable.  Further, we will comply with all laws, rules and regulations that are applicable to our activities and expect all of our directors, officers and employees to obey the law.  Any violation of applicable law or any deviation from the standards embodied in the Code of Conduct will result in appropriate corrective and disciplinary action, up to and including termination of employment.

16

DIRECTOR COMPENSATION

Each independent member of the Board of Directors receives an annual cash retainer of $50,000, paid quarterly. The Chairman of the Board receives an additional fee of $40,000 per year, and the Chairmen of the Audit, Compensation and Nominating and Corporation Governance Committees receive additional annual fees of $10,000, $7,500 and $5,000, respectively, also paid quarterly. There are no additional fees for meeting attendance. Mr. Pokluda does not receive any compensation for his service as a director.

In addition, upon election or reelection to the board, each independent director receives a grant of restricted stock units having a fair market value of $50,000, based on the price of the Company’s common stock on the date of grant. The restricted stock units vest on the date of the Company’s annual meeting of stockholders the following year and are settled in shares of common stock at such time as the independent director’s service on the board terminates for any reason. Any dividends declared on the common stock during the term of the restricted stock units will be accrued and paid to the director when the restricted stock units are settled. The restricted stock units are in lieu of stock options, which the Company granted to directors prior to 2011.

We reimburse members of our Board of Directors for any out-of-pocket expenses they incur in connection with services provided as directors.  The Nominating and Corporate Governance Committee has adopted a policy encouraging each director to devote at least one day each year to director education and we pay for the cost of attending continuing education programs, up to $5,000 per director per year. Perquisites paid or provided to individual directors in 2013 were significantly less than the SEC’s minimum threshold for disclosure ($10,000).

The following table sets forth all compensation paid to each of our non-employee directors in 2013:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Michael T. Campbell	60,000	50,000	110,000
I. Stewart Farwell	55,000	50,000	105,000
Peter M. Gotsch	57,500	50,000	107,500
Wilson B. Sexton	50,000	50,000	100,000
William H. Sheffield	90,000	50,000	140,000
Scott L. Thompson	50,000	50,000	100,000

(1)	This column shows the aggregate grant date fair value of the restricted stock unit awards granted on May 7, 2013 based on the closing price of the Company’s common stock on the date of grant.

The following table sets forth the aggregate number of restricted stock units and stock options for each of our non-employee directors outstanding as of December 31, 2013. For information regarding Mr. Pokluda’s outstanding equity awards, see the Outstanding Equity Awards at Fiscal Year End table.

Name	Stock Options	Restricted Stock Units
Michael T. Campbell	25,000	10,709
I. Stewart Farwell	35,000	10,709
Peter M. Gotsch	15,000	10,709
Wilson B. Sexton	35,000	10,709
William H. Sheffield	35,000	10,709
Scott L. Thompson	30,000	10,709
Total	175,000	64,254

17

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary and Financial Highlights

•	Executive compensation is based on (1) base salary, (2) variable incentive cash bonuses and (3) long-term, equity-based incentive awards.

•	Our variable incentive cash bonuses for 2013 were based on three primary financial measures – operating income, revenue and inventory turns – and two additional financial measures related to acquisitions and sales of certain proprietary products.

•	In 2013, our operating income was $17.1 million, down 40.9% from the prior year and less than the $27.7 million threshold for the year.

•	As a result of the failure to achieve the minimum financial threshold, we paid no incentive cash bonuses in 2013.

Objectives of Compensation Program

Our compensation program aims to attract, motivate and retain qualified, energetic employees who are enthusiastic about our mission and culture. A further objective of our compensation program is to provide incentives and reward each employee for his or her contribution to the Company. In addition, we strive to promote an ownership mentality among key leadership and the Board of Directors. Finally, we endeavor to ensure that our compensation program is perceived as fundamentally fair to all stakeholders.

What Our Compensation Program is Designed to Reward

Our compensation program is designed to reward each employee’s contribution to the Company. In measuring an officer’s contributions, the Compensation Committee considers a number of factors, including our profitable growth and the achievement of financial performance targets. The total compensation package for each member of our senior management includes incentive compensation that is based primarily on the achievement of financial performance targets. Operating income is the primary basis for determining incentive compensation, and revenue growth and inventory turns are secondary factors. In its simplest definition, operating income is equivalent to operating earnings before interest and taxes. Each December, the Compensation Committee establishes operating income, revenue and inventory turns targets for the upcoming fiscal year based in part upon the incremental improvement in those measures over the prior fiscal year. We have not used stock price performance as a factor in determining annual compensation, because the price of our common stock is subject to a variety of factors outside our control.

Elements of the Company’s Compensation Plan and How Each Element Relates to Our Objectives

Annual senior management compensation consists of a base salary component, an incentive component and equity awards, which may include stock options and restricted stock.

Base Salary.  We seek to provide our senior management with a level of a base salary in the form of cash compensation appropriate to their roles and responsibilities. Base salaries for members of our senior management are established based on each officer’s qualifications and experience, scope of responsibilities, future potential and past performance. We do not target a particular percentile of compensation paid by any peer group. Base salaries are reviewed annually and adjusted as necessary to realign salaries with market levels, after taking into account individual responsibilities, performance and experience.

Incentive Cash Bonuses.  Our practice is to award incentive cash bonuses to our senior management based upon performance objectives of the Company.

Under Mr. Pokluda’s employment agreement, his potential bonus was based on achieving a performance target for the applicable fiscal year, as follows:

•	If we achieve less than 85% of the target for the fiscal year, then no incentive bonus is paid for that fiscal year.

•	If we achieve 100% of the target for the fiscal year, then the incentive bonus is equal to 50% of Mr. Pokluda’s base salary as of the end of that year.

18

•	If we achieve 115% or more of the target for the fiscal year, then the incentive bonus is equal to 75% of the base salary as of the end of that year.

•	If we achieve a percentage of the target for the fiscal year that is between any two of the 85%, 100% or 115% thresholds referred to above, then the incentive bonus is a percentage of the base salary for that fiscal year calculated on a straight line basis between the percentages that would apply at those two thresholds.

Under Mr. Pokluda’s agreement, the Board of Directors (or the Compensation Committee) establishes the specific performance targets for Mr. Pokluda no later than sixty days after the beginning of each fiscal year. Mr. Pokluda had to agree with the performance target established and the performance target had to be consistent with our business plan approved by the board for such fiscal year. For 2013, the Compensation Committee established the performance target under Mr. Pokluda’s agreement as achieving operating income of $32.6 million.  Our 2013 operating income was $17.1 million, which is less than 85% of the target, so Mr. Pokluda was not entitled to receive, and did not receive, an incentive bonus for 2013.

For 2013, Mr. Graham (and all members of senior management, other than Mr. Pokluda) participated in our Senior Management Bonus Program.  For each participant under the program, the potential bonus award was based on the participant’s salary at the end of the year.  In order for any bonus to be paid for 2013, we needed to achieve the operating income threshold of $27.7 million set by the Compensation Committee for the year.  If the threshold was met, then the participant was entitled to receive a “basic” bonus equal to a percentage (ranging from 0% to 50%) of his or her salary, depending on our performance with respect to targets established for three incentive factors: operating income, revenue and inventory turns.  For 2013, 70% of the bonus was based on performance against the targets for operating income (the target for a minimum payout was $27.7 million and for a maximum payout was $32.6 million), 20% of the bonus was based on performance against the established targets for revenue (a minimum payout at $389.0 million and a maximum at $434.7 million), and 10% of the bonus was based on performance against the established targets for inventory turns (a minimum payout at 3.75 times and a maximum at 4.05 times).  The full basic bonus of 50% of salary was available if we achieved the maximum target for each of the three incentive factors.  The bonus available for each incentive factor was calculated on a stand-alone basis (provided the operating income threshold was met) and was calculated on a pro rata, straight line basis between the 0% and 50% level, provided the specific target for such incentive factor was met.  In addition, there was an additional award potential of 5% of salary, in the event we achieved a minimum level of sales of certain proprietary products, which was dependent upon the Company attaining the minimum operating income target.

The 2013 program also provided that a bonus equal to an additional 10% of salary could be awarded in the event that we made one or more acquisitions during the year and the acquired businesses met established financial goals.  The maximum bonus payable (the basic bonus plus the additional bonus) could not exceed 65% of the participant’s base salary.  Under the program, all bonuses are payable the year following the year for which performance is being measured, after receipt of (and subject to) the audit of the financial statements for the relevant year.  No award is payable under the program for any full or partial year to a participant whose employment terminates prior to the time the bonus is paid. In all cases, the payment is at the discretion of the Compensation Committee, and the Compensation Committee retains the right to terminate a participant’s participation in the bonus program at any time, in which case no bonus may be paid.

In 2013, we did not attain the minimum operating income threshold under the Senior Management Bonus Program, so Mr. Graham and other members of senior management were not entitled to receive a bonus under the terms of the program.

For 2014, the Senior Management Bonus Program is similar to the program in 2013, but will be based on targets approved for 2014.   For 2014, Mr. Pokluda’s bonus will be payable in accordance with the terms of his employment agreement, which provides for a bonus based on achieving a performance target approved for the year. No bonus will be payable if we fail to achieve at least 85% of the performance target; a bonus of 50% of Mr. Pokluda’s base salary will be payable if we achieve 100% of the target, increasing ratably to a maximum of 75% of his base salary at or above the 115% performance level.

Equity Awards. In addition to base salary and incentive compensation, each member of our senior management is eligible to receive stock option and restricted stock grants under our stock plan. We believe that through our broad-based plan, the economic interests of our employees, including our executives, are more closely aligned to those of the stockholders. The number of stock options or shares of restricted stock granted to each executive officer is made on a discretionary basis by the Compensation Committee after consideration of the CEO’s recommendations, rather than pursuant to a formula.

How the Company Chose Amounts and/or Formulas for Each Element

In 2011, our Compensation Committee engaged Towers Watson to provide to the Compensation Committee an executive compensation analysis summarizing data from published surveys and peer company proxy filings. The Compensation Committee used the Towers Watson analysis to gain a market perspective with respect to a compensation package for Mr. Pokluda and other potential additions to the Company’s management team.

19

The Compensation Committee reviewed the data provided by Towers Watson and then entered into negotiations with Mr. Pokluda regarding a multi-year employment agreement and compensation package. During these negotiations, the committee considered Mr. Pokluda’s tenure with the Company, his contributions to the Company’s growth and his performance in positions of ever-expanding responsibility. On December 20, 2011, the Company and Mr. Pokluda entered into an employment agreement that became effective January 1, 2012 for a term that extends until December 31, 2015. The employment agreement provides for (1) a base salary of $400,000 per year, subject to annual reviews and increases (but not decreases) by the board, (2) an annual bonus opportunity of up to 75% of base salary (50% of base salary at target) based on achieving at least 85% of a performance target for the applicable fiscal year, (3) continued participation in the Company’s 2006 Stock Plan and (4) entitlement to all benefits generally available to the Company’s other executive employees. Under the employment agreement, if the Company terminates Mr. Pokluda’s employment without cause, or if Mr. Pokluda terminates his employment for good reason, Mr. Pokluda will be entitled to severance equal to one year’s base salary or, if following a change in control of the Company, two years’ base salary. The employment agreement will limit Mr. Pokluda’s ability to compete with the Company for a specified period after his employment ends.

In addition, on December 20, 2011, Mr. Pokluda received (1) a grant of 26,576 shares of restricted stock and a grant of options to purchases 64,330 shares of common stock for $14.11 per share (the closing price of the Company’s common stock on the Nasdaq Global Market on the date of grant), each of which will vest in two equal installments on December 31, 2016 and December 31, 2017, (2) a grant of 14,175 shares of performance based restricted stock, which will vest only if the Company achieves a performance target for the three year period ending December 31, 2014, and (3) as part of the Company’s regular annual awards, a grant of options to purchase 8,580 shares of common stock for $14.11 per share, which will vest in five equal annual installments beginning December 20, 2012. The committee believes that these grants align Mr. Pokluda’s compensation with the interests of stockholders and, due to the delayed vesting schedule, will assist in retaining Mr. Pokluda as our President and Chief Executive Officer.

On December 17, 2012, Mr. Pokluda received a grant of 17,953 shares of performance based restricted stock, which will vest only if the Company achieves a performance target for the three year period ending December 31, 2015.

On December 20, 2013, Mr. Pokluda received a grant of 11,338 shares of performance based restricted stock, which will vest only if the Company achieves a performance target for the three year period ending December 31, 2016. The committee approved an additional award of shares of non-performance based restricted stock subject to acceptance by Mr. Pokluda. Mr. Pokluda declined the additional award following the committee’s decision not to make annual stock plan awards to other members of senior management.

Each executive officer’s current and prior compensation is considered in setting future compensation. The elements of our plan (base salary, bonus, stock options and restricted stock) are similar to the elements used by many companies.  We do not have a formula for allocating between cash and non-cash compensation. In considering annual stock plan grants in December 2013, the committee recognized the Company’s disappointing performance in 2013 and determined not to grant any equity incentive awards to Mr. Graham or other members of senior management (other than Mr. Pokluda) for 2013.

Our chief executive officer provides recommendations to the Compensation Committee regarding most compensation matters, including compensation of other members of key management.

With respect to current employees, we establish stock plan grant dates well in advance of any actual grant. The timing of each grant is determined to coincide with a scheduled meeting of our Board of Directors and its Compensation Committee and, except in highly unusual circumstances, we will not allow discretionary grants at other dates. The grant date is established when our Compensation Committee approves the grant and all key terms have been determined. The exercise price of each of our stock options is the market closing price on the grant date. Our general policy is for the annual grant to occur in December several weeks after the official announcement of our third quarter results so that the stock option exercise price reflects a fully-informed market price. If at the time of any planned stock option grant any member of our Board of Directors or any executive officer is aware of material non-public information, we would not generally make the planned stock option grant. In such event, as soon as practical after material information is made public, the Compensation Committee would call a special meeting and otherwise take all necessary steps to authorize the delayed stock option grant. Regarding the grant process, the Compensation Committee does not delegate any related function, and executive officers are not treated differently from other employees.

At our 2013 annual meeting of stockholders, we held a non-binding advisory vote on our executive compensation. Over 95% of the outstanding shares voted to approve our executive compensation. Given this high percentage of votes in favor of our executive compensation, the Compensation Committee determined not to make any significant changes in our compensation practices for 2014.

20

Tax Considerations

We have structured our compensation program to comply with Internal Revenue Code Sections 162(m) and 409A. Section 162(m) of the Internal Revenue Code imposes a limitation on tax deductions of any publicly-held corporation for compensation paid to certain executives in excess of $1,000,000 in any taxable year, unless the compensation is performance-based. Section 409A of the Internal Revenue Code addresses certain nonqualified deferred compensation benefits payable to an executive and provides that, if such benefits do not comply with Section 409A, they will be taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the executive is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. We have no individuals with non-performance based compensation paid in excess of the Internal Revenue Code Section 162(m) tax deduction limit.

Employment Arrangements and Payments upon Termination of Employment

We entered into an employment agreement dated December 20, 2011 with Mr. Pokluda, our President and Chief Executive Officer, with a term that extends through December 31, 2015. It provides for a base salary of $400,000 per year, subject to annual reviews and increases (but not decreases) by our board, and an annual bonus opportunity of up to 75% of base salary, as described above. Mr. Pokluda’s agreement provides for reimbursement of reasonable business expenses, the employment benefits generally available to our executives and four weeks of vacation per year. Mr. Pokluda may participate in our Stock Plan. Under the employment agreement, if the Company terminates Mr. Pokluda’s employment without cause, or if Mr. Pokluda terminates his employment for good reason, Mr. Pokluda will be entitled to severance equal to one year’s base salary or, if following a change in control of the Company, two years’ base salary. The employment agreement limits Mr. Pokluda’s ability to compete with the Company for a specified period after his employment ends.

Under Mr. Pokluda’s employment agreement, the terms “cause” and “for good reason” are defined as follows:

“Cause” shall exist if there is (i) a material neglect by Mr. Pokluda of his assigned duties, which includes any failure to follow the written direction of the board or to comply with the Company’s code of ethics or written policies, or repeated refusal by Mr. Pokluda to perform his assigned duties, in each case other than by reason of disability, which continues for 30 days following receipt of written notice from the board; (ii) the commission by Mr. Pokluda of any act of fraud or embezzlement against Company or any of its affiliates or the commission of any felony or act involving dishonesty; (iii) the commission by Mr. Pokluda of any act of moral turpitude which actually causes financial harm to the Company or any of its affiliates; (iv) a material breach by Mr. Pokluda of the confidentiality provisions of the employment agreement or any other confidentiality or non-disclosure agreement of Mr. Pokluda with the Company; or (v) Mr. Pokluda’s commencement of employment with another company while he is an employee of the Company without the prior consent of the board.

“For Good Reason” shall mean voluntary termination of the employment agreement by Mr. Pokluda if, without the prior consent of Mr. Pokluda: (a) the Company shall relocate its principal executive offices to a location outside the Houston, Texas metropolitan area; (b) there is a material reduction by the Company in Mr. Pokluda’s responsibilities, duties, authority, title or reporting relationship; or (c) the Company acts in any way that would materially reduce Mr. Pokluda’s base salary or if the Company adversely affects Mr. Pokluda’s participation in or materially reduces Mr. Pokluda’s benefit under any benefit plan of the Company in which Mr. Pokluda is participating; provided, however, that termination for Good Reason by Mr. Pokluda shall not be permitted unless (x) Mr. Pokluda has given the Company at least 30 days’ prior written notice that he has a basis for a termination for Good Reason, which notice shall specify the facts and circumstances constituting Good Reason, and (y) the Company has not remedied such facts and circumstances constituting Good Reason within such 30-day period.

Our other members of senior management are elected by and serve at the discretion of the Board of Directors.

Compensation Committee Report

The Compensation Committee of the Board of Directors has furnished the following report to the stockholders of the Company in accordance with rules adopted by the SEC.

The Compensation Committee of the Company states that the committee reviewed and discussed with management the Company’s Compensation Discussion and Analysis contained in this proxy statement.

Based upon the review and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Company’s Compensation Discussion and Analysis be included in this proxy statement.

21

This report is submitted on behalf of the members of the Compensation Committee:

Peter M. Gotsch, Chairman
I. Stewart Farwell
Wilson B. Sexton
Scott L. Thompson

Dated: March 7, 2014

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Messrs. Gotsch, Farwell, Sexton and Thompson. Mr. Gotsch serves as the Chairman. None of the members of the Compensation Committee is or ever was an officer or employee of the Company or any of its subsidiaries, and none of the executive officers of the Company served on the board of directors or compensation committee of any entity whose officers served either on the Company’s Board of Directors or Compensation Committee.

Compensation Tables

Summary Compensation Table

The following table and related notes sets forth information concerning the compensation paid to our Chief Executive Officer and President and our Chief Financial Officer for fiscal years 2013, 2012 and 2011. Because our Chief Executive Officer and President and our Chief Financial Officer are our only executive officers, the following compensation disclosures have been limited to those two individuals. We collectively refer to these executive officers throughout this section as our “named executive officers.”

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)

James L. Pokluda III,	2013	409,577	-	150,002	-	-	11,559	571,138
President &	2012	393,269	-	199,996	-	-	13,981	607,246
Chief Executive Officer	2011	212,173	-	574,997	477,655	116,640	13,724	1,395,189

Nicol G. Graham,
Chief Financial Officer	2013	228,147	-	-	-	-	11,123	239,270
	2012	218,126	-	27,850	-	-	14,350	260,326
	2011	205,780	-	-	32,757	108,327	11,892	358,756

(1)	Salary adjustments were effective as of January 1, 2013 for Mr. Pokluda and March 17, 2013 for Mr. Graham.

(2)	This column shows the aggregate grant date fair value of the shares of restricted stock granted, computed in accordance with FASB Accounting Standards Codification (“ASC”) Topic 718. The value is based on the probable outcome of the performance conditions. See note 8 of Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of the assumptions made in the valuation of these restricted stock awards.

(3)	This column shows the aggregate grant date fair value of the stock options granted, computed in accordance with FASB ASC Topic 718. See note 8 of Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2013 for a discussion of the assumptions made by the Company in the valuation of these option awards.

(4)	The amounts shown for the named executive officers represent payments made pursuant to the terms of the Senior Management Bonus Program. For a description of the incentive arrangements, please see “Compensation Discussion and Analysis” above.

(5)	All Other Compensation reported for Mr. Pokluda for 2013 represents a matching contribution by the Company to our 401(k) Plan of $10,200; group term life and long-term disability insurance premiums of $498; and personal use of an automobile of $861. All Other Compensation reported for Mr. Graham for 2013 represents a matching contribution by the Company to our 401(k) Plan of $9,224; group term life and long-term disability insurance premiums of $840; and personal use of an automobile of $1,059.

22

2013 Grants of Plan Based Awards

The following table sets forth information for each named executive officer with respect to (i) estimated possible payouts under non-equity incentive plan awards for 2013 and (ii) restricted stock granted in 2013.

		Estimated future payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(6)			All other stock awards: Number of shares of stock or	All other option awards: Number of securities underlying	Exercise or base price of option	Grant date fair value of stock and
Name	Grant date(2)	Threshold ($)(3)	Target ($)(4)	Maximum ($)(5)	Threshold (#)(6)	Target (#)(6)	Maximum (#)	units (#)	options (#)	awards ($/Sh)	option awards(7)
James L. Pokluda III		-	204,779	307,183
	12/20/13				5,669	11,338	11,338	-	-	-	$150,002
Nicol G. Graham		-	-	148,296	-	-	-	-	-	-	-

(1)	The amounts in these columns reflect the estimated possible payouts for 2013 and were established under Mr. Pokluda’s employment agreement or, for Mr. Graham, the Senior Management Bonus Program in early 2013. No amounts were actually paid for 2013 performance. A description of the bonus terms can be found under “Compensation Discussion and Analysis” above.

(2)	The “Grant Date” reflects the date on which the Compensation Committee acted to approve the grant of the award.

(3)	Non-Equity Incentive Plan Awards – Threshold. Pursuant to our employment agreement with Mr. Pokluda, he does not receive any incentive payment unless our performance exceeds the threshold set in accordance with his agreement. Pursuant to the Senior Management Bonus Program, no amount will be payable to Mr. Graham unless the minimum goal for operating income is met and, assuming that goal is achieved, performance at (or below) the minimum goal for a specific incentive factor will result in no payment with respect to that incentive factor. Performance above the minimum goal for an incentive factor results in a payment (based on a percentage of the executive’s salary) ranging from $1 to the maximum bonus amount for such incentive factor, depending on the level at which the performance goal was attained.

(4)	Non-Equity Incentive Plan Awards – Target. Pursuant to our employment agreement with Mr. Pokluda, the amount shown in this column for Mr. Pokluda represents 50% of his salary for 2013. The Senior Management Bonus Program does not specify a target amount. Where “target” amounts are not determinable, the SEC rules require the disclosure of representative amounts based on the previous fiscal year’s performance. Accordingly, we have disclosed above in the “Target” column the amount that would be paid under our 2013 Senior Management Bonus Program to Mr. Graham based on our performance in 2012.

(5)	Non-Equity Incentive Plan Awards – Maximum. Pursuant to our employment agreement with Mr. Pokluda, the amount shown in this column for Mr. Pokluda represents 75% of his salary for 2013, the maximum percentage of his salary that is available under his employment agreement. Pursuant to the 2013 Senior Management Bonus Program, the amount shown in this column represents 65% of Mr. Graham’s salary for 2013, the maximum percentage of salary that is available under the program.

(6)	Equity Incentive Plan Awards –The performance-based restricted stock granted to Mr. Pokluda under our Stock Plan provides that 50% of the shares will vest if the Company achieves 85% of the performance target, and 100% of the shares will vest if the Company meets or exceeds the performance target at the end of the three year performance period on December 31, 2016. Dividend equivalents are paid on the stock only to the extent it vests.

(7)	The grant date fair value of the performance-based restricted stock was computed in accordance with FASB ASC Topic 718, based on the probable outcome of the performance conditions.

23

2013 Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for each named executive officer with respect to unexercised options to purchase common stock that remained outstanding and shares of restricted stock that remained unvested at December 31, 2013.  The Company’s executive officers currently do not have any other outstanding stock awards.

	Option awards					Stock awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(8)

James L. Pokluda III		64,330	(4)	14.11	12/20/2021	28,242	(5)	395,329	43,466	(7)	581,575
	3,432	5,148	(3)	14.11	12/20/2021
	3,000	2,000	(1)	12.03	12/14/2020
	10,000	-		9.27	12/17/2018
	5,000	-		15.40	12/18/2017
	10,000	-		21.73	12/20/2016
	3,750	-		2.67	12/30/2015
Nicol G. Graham	2,000	3,000	(2)	14.11	12/20/2021	4,166	(6)	48,192
	3,000	2,000	(1)	12.03	12/14/2020
	10,000	-		9.27	12/17/2018
	5,000	-		15.40	12/18/2017
	10,000	-		21.73	12/20/2016

(1)	The options under this grant vest in equal installments of 1,000 shares per year on December 14, 2014 and 2015.

(2)	The options under this grant vest in equal installments of 1,000 shares per year on December 20, 2014, 2015 and 2016.

(3)	The options under this grant vest in equal installments of 1,716 shares per year on December 14, 2014, 2015 and 2016.

(4)	The options under this grant vest in two equal installments of 32,165 shares per year on December 31, 2016 and 2017.

(5)	These shares vest as follows: 1,666 shares on December 15, 2014 and 13,288 shares on each of December 31, 2016 and 2017.

(6)	These shares vest in installments of 1,666 shares on December 15, 2014, 834 shares on December 17, 2015 and 833 shares on each of December 17, 2016 and 2017.

(7)	The vesting of 14,175 shares is subject to the Company achieving a cumulative operating income target for the three year period beginning January 1, 2012 and ending December 31, 2014. The vesting of 17,953 shares is subject to the Company achieving a cumulative operating income target for the three year period beginning January 1, 2013 and ending December 31, 2015. The vesting of 11,338 shares is subject to the Company achieving a cumulative operating income target for the three year period beginning January 1, 2014 and ending December 31, 2016.

(8)	The market value of the stock awards was determined using the closing price of the Company’s common stock on December 31, 2013 ($13.38 per share).

24

2013 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
James L. Pokluda III	-	-	1,667	21,321
Nicol G. Graham	-	-	1,667	21,321

(1)	The amounts in this column reflect the value realized by the named executive officers upon the vesting of stock which is computed by multiplying the number of units by the market value of the Company’s common stock on the vesting date.

Potential Payments upon Termination or Change in Control of the Company

The Company provides benefits to its named executive officers upon certain terminations of employment from the Company. These benefits are in addition to the benefits to which the executive officers would be entitled upon a termination of employment generally (i.e., vested retirement benefits accrued as of the date of termination, stock-based awards that are vested as of the date of termination and the right to elect continued health coverage pursuant to COBRA). The incremental benefits are described as follows:

Termination Prior to a Change in Control.  If prior to a Change in Control (as defined in Mr. Pokluda’s employment agreement) Mr. Pokluda’s employment is terminated by the Company without Cause, Mr. Pokluda terminates his employment for Good Reason, or his employment terminates due to Disability, he is entitled to (i) a pro rata portion of the bonus payable for the year of termination had he remained employed through the end of the year, (ii) continued payment of then current base salary for 12 months, (iii) immediate pro rata vesting of 50% of the 64,300 stock options granted in 2011 and 50% of the 26,576 shares of restricted stock granted in 2011, and (iv) continued participation in the Company’s health plan for 18 months at active employee rates (provided that COBRA is elected).  Remaining equity will vest pursuant to the terms of our Stock Plan.

Termination Following a Change in Control.  If following  a Change in Control (as defined in Mr. Pokluda’s employment agreement) Mr. Pokluda’s employment is terminated by the Company without Cause or Mr. Pokluda terminates his employment for Good Reason, he is entitled to (i) a pro rata portion of the bonus payable for the year of termination had he remained employed through the end of the year, (ii) continued payment of then current base salary for 24 months, and (iii) continued participation in the Company’s health plan for 18 months at active employee rates (provided that COBRA is elected). Equity will vest pursuant to the terms of our Stock Plan.  If any 280G excise tax would be triggered by the benefits paid to Mr. Pokluda, and the after-tax value of the benefits is less than the value of the benefits reduced so that no excise tax is payable, then the benefits will be reduced accordingly.

Termination Due to Death.  If Mr. Pokluda’s employment is terminated due to his death, his estate will be entitled to a pro rata portion of the bonus payable for the year of termination had he remained employed through the end of the year, and his surviving spouse and dependents can elect continued participation in the Company’s health plan for 18 months at active employee rates (provided that COBRA is elected).  Equity will vest pursuant to the terms of our Stock Plan.

In each case, benefits are conditioned on the execution of a release of claims, and Mr. Pokluda is subject to a two-year non-compete restriction.

For purposes of Mr. Pokluda’s employment agreement,

(a)   “Cause” means (i) a material neglect by Mr. Pokluda of his assigned duties, which includes any failure to follow the written direction of the board or to comply with the Company’s code of ethics or written policies, or his repeated refusal to perform his assigned duties, in each case other than by reason of Disability, which continues for 30 days following receipt of written notice from the board; (ii) his commission of any act of fraud or embezzlement against Company or any of its Affiliates or the commission of any felony or act involving dishonesty; (iii) his commission of any act of moral turpitude which actually causes financial harm to the Company or any of its Affiliates; (iv) a material breach of the non-compete provisions of the agreement any other confidentiality or non-disclosure agreement with the Company; or (v) his commencement of employment with another company while he is an employee of the Company without the prior consent of the board.

25

(b)   “Disability” means, in the sole judgment of the board, Mr. Pokluda’s inability to engage in any substantial gainful activity by reason of any medically-determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

(c)    “Good Reason” means the voluntary termination of Mr. Pokluda’s employment agreement by Mr. Pokluda if, without his prior consent: (a) the Company relocates its principal executive offices to a location outside the Houston, Texas, metropolitan area, (b) there is a material reduction by the Company in his responsibilities, duties, authority, title or reporting relationship; or (c) the Company acts in any way that would materially reduce his then current base salary or if the Company adversely affects his participation in, or materially reduces his benefit under, any benefit plan of the Company in which he is participating; provided, however, that termination for Good Reason shall not be permitted unless Mr. Pokluda has given the Company at least 30 days prior written notice that he has a basis for a termination for Good Reason and the Company has not remedied such facts and circumstances constituting Good Reason within such 30-day period.

2006 Stock Plan. The Company’s Stock Plan, prior to its amendment in February 2014, provided that on a Change in Control (as defined therein), all outstanding stock options become fully exercisable, all restrictions applicable to any awards terminate or lapse, and any performance goals applicable to any stock awards are deemed satisfied at the highest level.  As amended, the Stock Plan provides that with respect to future grants, the Compensation Committee has the discretion to determine how awards are to be treated upon a Change in Control.

The tables set forth below quantify the additional benefits described above that would be paid to each named executive officer pursuant to the arrangements described above, assuming a termination of employment and/or Change in Control occurred on December 31, 2013.

Name	Salary ($)	Bonus ($)		Accelerated Vesting of Options (1) ($)	Accelerated Vesting of Restricted Stock (1) ($)	Continued Health Coverage ($)
James L. Pokluda III
Prior to change in control (2)	410,000	-	(3)	-	607,960	26,075
On or after change in control (2) (4)	820,000	-	(3)	2,700	1,215,921	26,075
Death (2)	-	-	(3)	-	-	26,075
Nicol G. Graham
On or after change in control (4)	-	-		2,700	55,741	-

(1)	Based on the closing price of the Company’s stock on December 31, 2013.

(2)	Benefits are provided under Mr. Pokluda’s employment agreement.

(3)	No bonus was payable for the year ended December 31, 2013.

(4)	Accelerated Vesting of Options and Restricted Stock is provided under the terms of the Stock Plan as in effect at the time the relevant stock option and restricted stock awards were granted.

26

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2013 with respect to our compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance:

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(3)	Number of Securities Remaining Available for Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders(1)	650,910	$15.41	510,334
Equity compensation plans not approved by security holders(2)	4,125	$2.67	-

(1)	Amounts shown in this row relate solely to stock options granted under our Stock Plan. The Stock Plan provides for discretionary awards of stock options, restricted stock and restricted stock units to selected employees and directors. The Compensation Committee may grant non-qualified or incentive stock options to selected employees and non-qualified stock options to non-employee directors. The Compensation Committee may set the terms and conditions applicable to the options, including the exercise price of the option, type of option and the number of shares subject to the option. In any event, each option will expire 10 years from the date of grant.

This row excludes shares of restricted stock and restricted stock units granted under the Stock Plan, which were granted at no cost to the recipients. The Compensation Committee may grant restricted stock and restricted stock unit awards to directors and selected employees, either for no consideration or for such appropriate consideration as the committee determines. The Compensation Committee has the discretion to determine the number of shares awarded and the restrictions, terms and conditions of the award. Subject to the restrictions, the recipient of an award will be a stockholder with respect to the shares awarded to him or her and will have the rights of a stockholder with respect to the shares, including the right to vote the shares and, if and when the restrictions lapse, to receive dividends, if any, on the shares. The Compensation Committee may establish, as restrictions on the stock, performance goals and targets for participants, which lapse if we achieve the performance goals and targets for the designated performance period. The performance goals may be based on one or more business criteria. Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Compensation Committee.

(2)	Amounts shown in this row relate solely to non-qualified stock options granted under our 2000 Stock Plan (the “2000 Plan”). No grants under the 2000 Plan have been made since the Company’s public offering in June 2006 nor will any be made in the future. Under the 2000 Plan the Board of Directors was able to grant non-qualified or incentive stock options to selected key employees and non-qualified stock options to non-employee directors. The duration of any option could not exceed 10 years from the grant date. The board was also able to grant stock awards to key employees and directors for such numbers of shares, and subject to such vesting requirements, restrictions and other terms and conditions, as the board determined in its discretion.

(3)	Weighted-average exercise price of outstanding stock options.

27

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the board is responsible for providing oversight of our accounting and financial reporting functions.  The board appoints the Audit Committee annually, with the committee consisting of at least three directors. The Audit Committee operates under a formal charter, which is available on the Company’s website at http:www.houwire.com and by clicking on the “Corporate Governance” link.  The Audit Committee charter sets forth in detail the duties and responsibilities of the Audit Committee.

The Audit Committee relies on the expertise and knowledge of management and Ernst & Young LLP, the Company’s independent registered public accounting firm, in carrying out its oversight responsibilities. Management is responsible for the Company’s financial reporting process including its system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles.  Ernst & Young LLP is responsible for auditing those financial statements and issuing a report thereon.

 The Audit Committee reviewed and discussed with management and Ernst & Young LLP the audited financial statements of the Company for the year ended December 31, 2013. The Audit Committee also reviewed and discussed with Ernst & Young LLP the matters required to be discussed by Public Company Accounting Oversight Board (United States) Auditing Standard 16 (Communication with Audit Committees) and Rule 2-07 of SEC Regulation S-X.

In addition, the Audit Committee received the written independence disclosures and the letter from Ernst & Young LLP that are required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence.  The disclosures described the relationships and fee arrangements between the firm and the Company.  Consistent with the applicable requirements of the Public Company Accounting Oversight Board and the rules and regulations of the SEC, the Audit Committee considered whether the provision of non-audit services by the independent registered public accounting firm to the Company for the fiscal year ended December 31, 2013 is compatible with maintaining Ernst & Young LLP’s independence and has discussed with Ernst & Young LLP the firm’s independence from the Company.

Based on the above-mentioned reviews and discussions with management and Ernst & Young LLP, the Audit Committee, exercising its business judgment, recommended to the board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

This report is submitted on behalf of the members of the Audit Committee:

Michael T. Campbell, Chairman
Peter M. Gotsch
Wilson B. Sexton

Dated: March 7, 2014

28

PRINCIPAL INDEPENDENT ACCOUNTANT FEES AND SERVICES

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of Ernst & Young LLP, our independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee. As part of its responsibility, the committee established a policy requiring the pre-approval of all audit and permissible non-audit services performed by the registered public accounting firm. In pre-approving services, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence.

Prior to the engagement of the registered public accounting firm for an upcoming audit/non-audit service period, defined as a twelve-month timeframe, Ernst & Young LLP submits a detailed list of services expected to be rendered during that period as well as an estimate of the associated fees for each of the following four categories of services to the Audit Committee for approval:

•	Audit Services consist of services rendered by an external auditor for the audit of our annual consolidated financial statements (including tax services performed to fulfill the auditor’s responsibility under generally accepted auditing standards) and internal controls and reviews of financial statements included in Forms 10-Q, and includes services that generally only an external auditor can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.

•	Audit-Related Services consist of assurance and related services by an external auditor that are reasonably related to audit or review of financial statements, including employee benefit plan audits, due diligence related to mergers and acquisitions, and accounting consultations.

•	Tax Services consist of services not included in Audit Services above, rendered by an external auditor for tax compliance.

•	Other Non-Audit Services are any other permissible work that is not an Audit, Audit-Related or Tax Service.

Circumstances may arise during the twelve-month period when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The table below summarizes the fees billed by our independent registered public accounting firm, Ernst & Young LLP for the audit of our annual financial statements for the fiscal years ended December 31, 2013 and 2012 and fees billed for other services rendered by Ernst & Young LLP during those periods.

Year	Audit Fees(1)	Audit-Related Fees	Tax Fees(2)	All Other Fees	Total
2013	$510,213	$—	$47,065	$—	$557,278
2012	$438,656	$—	$45,770	$—	$484,426

(1)	Audit fees include fees for professional services rendered for the audit of our annual consolidated financial statements (including services related to the audit of internal control over financial reporting under the Sarbanes-Oxley Act of 2002) and the reviews of the interim financial statements included in our Forms 10-Q.

(2)	Tax fees represent professional services related to tax compliance.

For the fiscal year ended December 31, 2013, none of the Audit-Related Fees, Tax Fees or Other Fees were approved in accordance with the exceptions to the pre-approval requirements set forth in 16 CFR 210.2-01(c)(7)(i)(C).

29

PROPOSAL NO. 2 — RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

General

Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 is not required.  However, the Board of Directors is submitting the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm to the stockholders for ratification to learn the opinion of stockholders on this selection.  If the stockholders fail to ratify Ernst & Young LLP as the independent registered public accounting firm, the Audit Committee will reassess its appointment.  Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders.  Representatives of Ernst & Young LLP are expected to be at the annual meeting of stockholders and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the meeting.

Board Recommendation and Stockholder Vote Required

The Board of Directors recommends a vote “FOR” the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 (Proposal No. 2 on the proxy card).

The affirmative vote of the holders of a majority of the votes represented at the annual meeting in person or by proxy will be required for approval.

PROPOSAL NO. 3:

ADVISORY VOTE TO APPROVE EXECUTIVE

COMPENSATION

As described in the Compensation Discussion and Analysis (“CD&A”) section of this proxy statement, the Compensation Committee's goal in setting executive compensation is to provide a compensation package that attracts, motivates and retains executive talent and rewards executive officers for superior Company and individual performance while encouraging behavior that is in the long-term best interests of the Company and its stockholders. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is performance-based and dependent upon the Company's achievement of specified financial goals and the performance of the Company's shares on a long-term basis. In fiscal 2013, the Company failed to achieve its operating performance goals, and the Company paid no cash incentives or bonuses.

Stockholders are urged to read the CD&A, which discusses how our compensation policies and procedures implement our compensation philosophy, as well as the Summary Compensation Table and other related compensation tables and narrative disclosure which describe the compensation of our named executive officers in fiscal 2013. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the CD&A are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our named executive officers in fiscal 2013 reflects and supports these compensation policies and procedures.

In accordance with Rule 14a-21 under the Securities Exchange Act of 1934 and as a matter of good corporate governance, stockholders will be asked at the 2014 annual meeting of stockholders to approve the following advisory resolution:

RESOLVED, that the stockholders of Houston Wire & Cable Company approve, on an advisory basis, the compensation of the Company's named executive officers described in the Compensation Discussion and Analysis section of the Proxy Statement and disclosed in the 2013 Summary Compensation Table and related compensation tables and narrative disclosure included in the Proxy Statement.

This advisory vote, commonly referred to as a "say-on-pay" advisory vote, is not binding on the board. Although non-binding, the board and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

Unless the board modifies its policy on the frequency of holding say-on-pay advisory votes, the Company will hold a say-on-pay advisory vote annually, and the next say-on-pay advisory vote will occur in 2015.

30

Board Recommendation and Stockholder Vote Required

The Board of Directors recommends a vote “FOR” Proposal No. 3 on the proxy card.

The affirmative vote of the holders of a majority of the votes represented at the annual meeting in person or by proxy will be required for approval.

PROPOSAL NO. 4 — APPROVAL OF THE MATERIAL TERMS OF
THE HOUSTON WIRE & CABLE COMPANY 2006 STOCK PLAN

The Houston Wire & Cable Company 2006 Stock Plan was approved by our board in March 2006 and by our stockholders at our annual stockholders meeting in May 2007. We are now seeking stockholder re-approval of the material terms of the Stock Plan so that certain awards under the Stock Plan can continue to be considered “performance-based” under Section 162(m) of the Internal Revenue Code (the “Code”).

Section 162(m) and related guidance generally preclude a publicly traded company from taking a tax deduction for compensation in excess of $1 million paid to certain executives. These executives are the Company’s chief executive officer and three other highest paid executives, other than the chief financial officer, who are the named executive officers listed in the Summary Compensation Table of the Company’s annual proxy statement. This restriction is subject to an exception for “performance-based” compensation that meets certain requirements, including a requirement that the “material terms of the performance goals” applicable to these named executive officers must be disclosed to and approved by stockholders before any compensation is paid to them. This initial stockholder approval was obtained at the 2007 annual stockholders meeting. In order for continued reliance on the “performance-based” compensation exception for Stock Plan awards of restricted stock and restricted stock units that are subject to performance goals, these material terms must be reapproved by the stockholders.

Amendments to the Stock Plan Since 2006

There is no increase to the number of shares available for issuance under the Stock Plan. Moreover, no substantive amendments have been made to the Stock Plan since its initial adoption, other than the following provisions:

•	On May 9, 2011, the Stock Plan was amended to add stock units as an available award (in addition to stock awards and stock options). Pursuant to this amendment, (i) stock unit awards can be subject to the same restrictions and performance goals as stock awards, and (ii) dividend equivalents on performance-based stock unit awards will only be paid to the extent the stock unit award vests, and the Committee has the discretion to require the same with respect to dividend equivalents paid on time-based stock unit awards.

•	On February 10, 2014, the Stock Plan was amended to expressly provide that dividends on performance-based stock awards will be paid only to the extent that the stock award vests, and the Committee has the discretion to require the same with respect to dividends paid on time-based stock awards. This amendment reflects actual Company practice and the language of the current award agreements.

•	On February 10, 2014, the Stock Plan was amended to give the Compensation Committee the discretion to determine what happens to awards upon a change in control of the Company (prior to the amendment the Stock Plan provided for automatic acceleration of vesting of awards upon a change in control).

Stock Plan Overview

The Stock Plan is a stock-based compensation plan that provides for discretionary grants of stock options, stock unit awards and stock awards to key employees and non-employee directors. The purposes of the Stock Plan are to recognize the contributions made by our key employees, provide them with additional incentives to devote themselves to our future success and improve our ability to attract and retain employees. We also want to provide additional incentives to members of our Board of Directors to serve on the board and dedicate themselves to our future success.

Description of the Stock Plan

The following is a summary of the Stock Plan. It is qualified by reference to the full text of the Stock Plan, which is attached as Exhibit A to this proxy statement. Stockholders are encouraged to review the Stock Plan carefully.

Plan Administration. The Stock Plan is administered by the Compensation Committee (the “Committee”), which is comprised of directors who satisfy the “non-employee director” definition under Rule 16b-3 of the Securities Exchange Act of 1934 and the “outside director” definition under Section 162(m) of the Code. The Committee has full authority to select the individuals who will receive awards under the Stock Plan, determine the form and amount of each of the awards to be granted and establish the terms and conditions of awards. Subject to certain limitations, the Committee may also delegate to an officer of the Company its authority to grant awards to certain employees and to determine the terms and conditions thereof.

31

Number of Shares of Common Stock. The total number of shares of our common stock that may be issued under the Stock Plan is 1,800,000. Of these shares: (i) the maximum number issuable as stock options to any employee in any calendar year is 500,000; (ii) the maximum number issuable as incentive stock options is 1,800,000; (iii) the maximum number that may be used for restricted stock awards and/or restricted stock unit awards is 1,800,000; and (iv) the Committee has determined that the maximum number of shares issuable as stock awards and/or stock unit awards intended to qualify as “performance-based” under Section 162(m) of the Code to any employee in any calendar year is 150,000. As of March 10, 2014, there were 510,334 shares of stock available for future awards under the Stock Plan.

Shares issuable under the Stock Plan may be authorized but unissued shares or treasury shares. If any award expires, terminates or is forfeited or cancelled for any reason, the shares subject to the award will again be available for issuance. In addition, any shares subject to an award that are delivered to or withheld by the Company as payment for an award or for withholding taxes due in connection with an award will again be available for issuance, and only the net number of shares delivered to the participant will count toward the number of shares issued under the Stock Plan. The number of shares issuable under the Stock Plan is subject to adjustment in the event of any reorganization, recapitalization, stock split or dividend, merger, consolidation, split-up, spin-off, combination, subdivision or any similar corporate transaction. In each case, the Committee has the discretion to make adjustments it deems necessary to preserve the intended benefits under the Stock Plan.

Eligibility. The Compensation Committee, in its sole discretion, may select to be a participant in the Stock Plan any employee or director of the Company. The compensation committee may also determine the time or times at which awards will be granted, the form and amount of each award, the expiration date of each award, the time or times within which the awards may be exercised, the cancellation of the awards and the other limitations, restrictions, terms and conditions applicable to the grant of the awards. Approximately 40 employees and six non-employee directors are eligible to participate in the Stock Plan.

Term of Stock Plan. Awards can be made under the Stock Plan for 10 years following the date it was approved by stockholders, or until May 1, 2017. Awards outstanding on that date will continue to be subject to the terms of the Stock Plan.

Awards to Employees. The Stock Plan provides for discretionary awards of stock options, stock and stock units to selected employees and directors. Each award made under the Stock Plan will be evidenced by a written award agreement specifying the terms and conditions of the award as determined by the Committee in its sole discretion, consistent with the terms of the Stock Plan.

Stock Options. The Committee may grant non-qualified or incentive stock options to selected employees and non-qualified stock options to non-employee directors. The Committee may set the terms and conditions applicable to the options, including the exercise price of the option, type of option and the number of shares subject to the option. In any event, each option will expire 10 years from the date of grant.

In addition, an incentive stock option is subject to the following rules: (i) the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all of our stock option plans) cannot exceed $100,000, and, if this limitation is exceeded, the portion of the incentive stock option that does not exceed this dollar limit will be an incentive stock option and the remainder will be a non-qualified stock option; and (ii) if an incentive stock option is granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of our stock, the exercise price will be 110% of the closing price of our stock on the date of grant and the incentive stock option will expire no later than five years from the date of grant.

Stock Awards. The Committee may grant stock awards, including restricted stock awards, to directors and selected employees, either for no consideration or for such appropriate consideration as the Committee determines. The Committee has the discretion to determine the number of shares awarded and any restrictions, terms and conditions of the award. Subject to the restrictions, the recipient of an award will be a stockholder with respect to the shares awarded to him or her and will have the rights of a stockholder with respect to the shares, including the right to vote the shares and receive dividends, if any, on the shares although dividends otherwise payable on any performance-based stock award will be held by the Company and paid only to the extent the restrictions lapse, and the Committee in its discretion can accumulate and hold such dividends on any other stock award until the restrictions lapse. Any such dividends attributable to the portion of a stock award for which the restrictions do not lapse will be forfeited.

32

Stock Units. The Committee may grant stock units to employees and non-employee directors. Each stock unit entitles the recipient of an award to receive, on the date or upon the occurrence of an event (including the attainment of performance goals) as described in the stock unit agreement, one share of common stock or cash equal to the fair market value of a share of common stock on the date of such event. The Committee has the discretion to determine the number of units awarded and the restrictions, terms and conditions of the award. Unless otherwise specified in an award agreement, a participant will have no rights of a stockholder, including voting or dividend or other distribution rights, with respect to any stock units prior to the date they are settled in shares of common stock. The award agreement may provide that until the restrictions lapse, the participant will be paid an amount equal to the dividends that would have been paid had the stock units been actual shares, although such dividend equivalents otherwise payable on any performance-based stock units will be held by the Company and paid only to the extent the restrictions lapse, and the Committee in its discretion can accumulate and hold such dividend equivalents until the restrictions lapse.

Performance-Based Awards. The Committee can provide that any award granted under the Stock Plan shall be subject to the attainment of performance goals, including those that qualify the award as “performance-based compensation” as defined in Section 162(m) of the Code. Performance goals may be based on one or more business criteria, including, but not limited to: (i) return on equity; (ii) earnings or earnings per share; (iii) common stock price; (iv) return on assets; (v) return on investment; (vi) cash flow; (vii) net income; (viii) expense management; or (ix) revenue growth. Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Committee. In addition, performance goals may be adjusted for certain events or occurrences (including acquisition expenses, extraordinary charges, losses from discontinued operations, restatements and accounting charges and restructuring expenses), as may be determined by the Committee.

With respect to each performance period established by the Committee, the Committee shall establish such performance goals relating to one or more of the business criteria identified above, and shall establish targets for participants for achievement of performance goals. Following the completion of each performance period, the Committee shall determine the extent to which performance goals for that performance period have been achieved and the related performance-based restrictions shall lapse in accordance with the terms of the applicable award agreement.

Payment of Stock Option Exercise Price and Withholding Taxes. The Committee may permit a participant to pay the exercise price of a stock option or pay the minimum amount of any required withholding tax applicable to any award by one or more of the following methods: cash; cash received from a broker-dealer to whom the employee has submitted an exercise notice and irrevocable instructions to deliver to the Company the sales proceeds in order to pay the exercise price or withholding tax; by directing the Company to withhold shares otherwise issuable in connection with the award; or delivery of previously acquired shares of stock that are acceptable to the board.

Provisions Relating to a Change in Control of the Company. The Stock Plan was amended on February 10, 2014 to give the Committee the discretion to determine how plan awards are to be treated upon a change in control of the Company. (Prior to the amendment the Stock Plan provided that upon a change in control, all outstanding awards automatically vested and performance goals were deemed met at the highest level.) The Committee also has the discretion to provide for the purchase of stock options for cash equal to the spread, to make adjustments to outstanding awards as the Committee deems appropriate, and to cause any awards to be assumed by the acquiring or surviving corporation.

Amendment of Award Agreements; Amendment and Termination of the Stock Plan. The Committee may amend any award agreement at any time, provided that no amendment may materially adversely affect the right of any participant under any agreement without the written consent of the participant, unless such amendment is required by applicable law, regulation or stock exchange rule.

The Committee may terminate, suspend or amend the Stock Plan, in whole or in part, from time to time, without the approval of the stockholders, unless such approval is required by applicable law, regulation or stock exchange rule, and provided that no amendment may materially adversely affect the right of any participant under any outstanding award without the written consent of the participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of the Company’s common stock are listed.

Notwithstanding the foregoing, no amendment to the Stock Plan or any award agreements can result in the repricing of stock options without the prior approval of stockholders.

Summary of Federal Income Tax Consequences

The following discussion summarizes the general principles of federal income tax law applicable to awards granted under the Stock Plan.

33

Nonqualified Stock Options. A recipient of a nonqualified stock option will not recognize taxable income at the time of grant, and the Company will not be allowed a deduction by reason of the grant. The option holder will recognize ordinary income in the taxable year in which the option holder exercises the nonqualified stock option, in an amount equal to the excess of the fair market value of the shares of common stock received at the time of exercise of the option over the exercise price of the option, and the Company will be allowed a deduction in that amount. Upon disposition of the common stock subject to the option, an option holder will recognize long-term or short-term capital gain or loss, depending upon the length of time the common shares were held prior to disposition.

Incentive Stock Options. A recipient of an incentive stock option will not recognize taxable income upon either the grant or exercise of the incentive stock option. Upon the exercise of an incentive stock option, the holder does not recognize ordinary income if at all times beginning on the grant date and ending three months before the exercise date, the holder was a Company employee and certain other requirements are met. The option holder will recognize long-term capital gain or loss on a disposition of the common stock acquired upon exercise of an incentive stock option, provided the option holder does not dispose of those shares within two years from the date the incentive stock option was granted or within one year after the shares were transferred to the option holder. If the option holder satisfies both of the foregoing holding periods, then the Company will not be allowed a deduction by reason of the grant or exercise of an incentive stock option.

As a general rule, if the holder of an incentive stock option disposes of the shares in a manner different than described above, the gain recognized will be taxed as ordinary income to the extent of the difference between (1) the lesser of the fair market value of the shares on the date of exercise or the amount received for the shares of common stock, and (2) the adjusted basis of the shares (which adjusted basis ordinarily is the fair market value of the common stock subject to the option on the date the option was exercised). Under these circumstances, the Company will be entitled to a deduction in an equal amount. Any gain in excess of the amount recognized as ordinary income on such disposition will be long-term or short-term capital gain, depending on the length of time the option holder held the shares prior to the disposition.

The amount by which the fair market value of a share of common stock at the time of exercise of any incentive stock option exceeds the exercise price will be included in the computation of such option holder’s “alternative minimum taxable income” in the year the option holder exercises the incentive stock option.

Stock Awards and Stock Unit Awards. If the participant receives a stock award, the participant generally will recognize ordinary income upon becoming entitled to transfer the shares at the end of any restriction period without forfeiture. A participant generally will recognize ordinary income when he receives shares or cash pursuant to the settlement of stock units, provided that if the shares are subject to any further restrictions on transfer, the participant will recognize ordinary income upon becoming entitled to transfer the shares at the end of the restriction period without forfeiture. The amount of income the participant recognizes will be equal to the fair market value of the shares on such date, or the amount of cash received, less the amount paid by the participant for the shares. This amount will also be the participant’s tax basis for the shares. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. In addition, the holding period begins on the day the restrictions lapse, or the date the shares are received if not subject to any restrictions, for purposes of determining whether the participant has long-term or short-term capital gain or loss on a subsequent sale of the shares. The Company generally will be entitled to a deduction with respect to the ordinary income recognized by the participant.

If a participant who receives a stock award subject to restrictions makes an election under Section 83(b) of the Code within 30 days after the date of the grant, the participant will have ordinary income equal to the fair market value on the date of grant, less the amount paid by the participant for the shares, and the participant will recognize no additional income until the participant subsequently sells the shares. The participant will be responsible for remitting to the Company the withholding tax obligation that arises at the time the ordinary income is recognized. When the participant sells the shares, the tax basis will be equal to the fair market value on the date of grant and the holding period for capital gains purposes begins on the date of the grant. If the participant forfeits the shares subject to the Section 83(b) election, the participant will not be entitled to any deduction, refund, or loss for tax purposes (other than a capital loss with respect to the amount previously paid by the participant), and the Company will have to include the amount that it previously deducted from its gross income in the taxable year of the forfeiture.

Awards Granted under the Stock Plan

It is not possible at this time to determine the specific awards that will be made under the Stock Plan. As of March 10, 2014, 1,465,410 stock options with exercise prices ranging from $9.27 to $30.25, 228,292 shares of restricted stock and 64,254 restricted stock units have been granted under the Stock Plan since it was first adopted. These grants are as follows: James L. Pokluda, III (President and Chief Executive Officer): 102,910 stock options and 75,042 shares of restricted stock; Nicol G. Graham (Chief Financial Officer): 35,000 stock options and 7,500 shares of restricted stock; all current executive officers as a group: 137,910 stock options and 82,542 shares of restricted stock; Michael T. Campbell: 25,000 stock options and 10,709 restricted stock units; Peter M. Gotsch: 15,000 stock options and 10,709 restricted stock units; I. Stewart Farwell: 35,000 stock options and 10,709 restricted stock units; Wilson B. Sexton: 35,000 stock options and 10,709 restricted stock units; William H. Sheffield: 35,000 stock options and 10,709 restricted stock units; Scott L. Thompson: 50,000 stock options and 10,709 restricted stock units; all non-employee directors as a group: 195,000 stock options and 64,254 restricted stock units; Mark A. Ruelle: no awards; each other person with 5% of such awarded options: 0; and all employees, including all officers who are not currently executive officers, as a group: 1,132,500 stock options and 145,750 shares of restricted stock. On March 10, 2014, the last reported sales price for the common stock on the NASDAQ Stock Market was $14.15 per share.

34

Board Recommendation and Stockholder Vote required

The Board of Directors unanimously recommends a vote “FOR” the approval of the material terms of the Houston Wire & Cable Company 2006 Stock Plan (Proposal No. 4 on the proxy card).

The affirmative vote of the holders of a majority of the votes represented at the annual meeting in person or by proxy will be required for approval.

ANNUAL REPORT TO STOCKHOLDERS

We have enclosed our 2013 annual report to stockholders with this proxy statement. The annual report includes our annual report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the SEC. The annual report on Form 10-K contains our audited financial statements, along with other financial information about us. We urge you to read these documents carefully.

You can also obtain, free of charge, a copy of our annual report on Form 10-K by:

•	accessing the Investor Relations section of our website at http://www.houwire.com and clicking on the “SEC Filings” link;
•	writing to:

Houston Wire & Cable Company — Chief Financial Officer

10201 North Loop East

Houston, Texas 77029; or

•	telephoning us at: (713) 609-2200.

You can also obtain a copy of our annual report on Form 10-K and other periodic filings that we make with the SEC from the SEC’s website at http://www.sec.gov.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2015 ANNUAL MEETING

The proxy rules of the SEC permit our stockholders, after notice to the Company, to present proposals for stockholder action in our proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by us in accordance with the proxy rules.  In order for any stockholder proposal to be considered for inclusion in our proxy statement to be issued in connection with our 2015 annual meeting of stockholders, that proposal must be received at our corporate headquarters, 10201 North Loop East, Houston, Texas 77029 (Attention: Chief Financial Officer), no later than November 26, 2014.

Our certificate of incorporation and by-laws provide that stockholder action can be taken only at an annual or special meeting of stockholders and cannot be taken by written consent in lieu of a meeting.  Our certificate of incorporation and by-laws provide that, except as otherwise required by law, special meetings of our stockholders can only be called pursuant to a resolution adopted by a majority of our Board of Directors or by our chief executive officer or the chairman of our Board of Directors. Stockholders are not permitted to call a special meeting or to require our board to call a special meeting.

Our by-laws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of our stockholders, including proposed nominations of persons for election to our board. Stockholders at our annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of our board or by a stockholder who was a stockholder of record on the record date for the meeting and upon giving of notice and provided that the stockholder has given to our Secretary timely written notice, in proper form, of the stockholder’s intention to bring that business before the meeting.  Specifically, our bylaws provide the following procedure in order that business may properly come before the stockholders at the annual meeting.  Among other things, stockholders intending to bring business before the annual meeting must provide written notice of such intent to the Secretary of the Company.  Such notice must be given no earlier than January 5, 2015 and no later than February 4, 2015.  In addition, the following information must be provided in the written notice: (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (3) the class and number of shares of common stock that are beneficially owned by the stockholder, (4) any material interest of the stockholder in such business and (5) a representation that the stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

35

If the stockholder proposes to nominate a person as a director, the written notice must be given no earlier than January 5, 2015 and no later than February 4, 2015 and must set forth the following information as to each proposed nominee: (1) the name, age, business address and, if known, residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the number of shares of common stock which are beneficially owned by such nominee, and (4) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, including such person’s written consent to be named as a nominee and to serve as a director if elected.  As to the stockholder giving the notice, the following information is required: (1) the name and address, as they appear on the Company’s books, of such stockholder and (2) the number of shares of common stock beneficially owned by such stockholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

GENERAL

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5, as applicable, with the SEC. Officers, directors and stockholders owning more than ten percent of our common stock are required by the SEC regulations to furnish us with copies of all Forms 3, 4 and 5 they file.

Based solely upon a review of Forms 3 and 4 and any amendments furnished to us, we believe that our directors, officers and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements during 2013.

Other Information

The expenses of preparing and mailing this proxy statement and the accompanying proxy card and the cost of solicitation of proxies, if any, will be the responsibility of the Company.  In addition to the use of mailings, proxies may be solicited by personal interview, telephone and by our directors, officers and regular employees without special compensation therefore.  We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of our common stock.

Our board does not know of any other matters that are to be presented for action at the 2014 annual meeting of stockholders.  Should any other matter come before the annual meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Nicol G. Graham
Vice President, Chief Financial Officer, Treasurer and Secretary

Dated: March 27, 2014

36

EXHIBIT A

HOUSTON WIRE & CABLE COMPANY

2006 STOCK PLAN

(as amended through February 10, 2014)

Section 1.          Purpose.

The purpose of the Houston Wire & Cable Company 2006 Stock Plan (the “Plan”) is to attract and retain outstanding individuals as Key Employees and Directors of Houston Wire & Cable Company (“HWC”) and its Subsidiaries (collectively, the “Company”), and to provide such Key Employees and Directors with additional incentive to expand and improve the Company’s profits by giving them the opportunity to acquire or increase their proprietary interest in the Company.

Section 2.          Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1           “Award” means any award or benefit granted under the Plan, which shall be a Stock Option, a Stock Award or a Stock Unit.

2.2           “Award Agreement” means, as applicable, a Stock Option Agreement, a Stock Award Agreement or a Stock Unit Agreement evidencing an Award granted under the Plan.

2.3           “Board” means HWC’s Board of Directors.

2.4           “Change in Control” has the meaning set forth in Section 8.2 hereof.

2.5           “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6           “Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan.

2.7           “Common Stock” means the Common Stock, par value $.001 per share, of HWC.

2.8           “Director” means a director of HWC.

2.9           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.10         “Fair Market Value” means the closing price of the Common Stock on the Nasdaq National Market (as reported in The Wall Street Journal, Midwest Edition).

2.11         “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 5 hereof that meets the requirements of Code Section 422(b) or any successor provision.

2.12         “Key Employee” means an employee of the Company selected to participate in the Plan in accordance with Section 3. A Key Employee may also include a person who is granted an Award (other than an Incentive Stock Option) in connection with the hiring of the person prior to the date the person becomes an employee of the Company, provided that such Award shall not vest prior to the commencement of employment.

2.13         “Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 5 that is not an Incentive Stock Option.

2.14         “Participant” means a Key Employee or Director selected to receive an Award under the Plan.

2.15         “Plan” means the Houston Wire & Cable Company 2006 Stock Plan.

2.16         “Stock Award” means a grant of shares of Common Stock under Section 6 hereof.

A-1

2.17         “Stock Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 5.

2.18         “Stock Unit” means a right to receive shares of Common Stock or cash under Section 7 of the Plan.

2.19         “Subsidiary” means an entity of which HWC is the direct or indirect beneficial owner of not less than 50% of all issued and outstanding equity interest of such entity.

Section 3.             Administration.

3.1           Committee.

The Plan shall be administered by the Committee, provided that the Committee must be comprised of at least two members of the Board who satisfy the “non-employee director” definition set forth in Rule 16b-3 under the Exchange Act and the “outside director” definition under Code Section 162(m) and the regulations thereunder, and provided further that the Board shall administer the Plan until such time as the Board has two members who are both such non-employee directors and outside directors.

3.2           Authority of the Committee.

(a)          The Committee, in its sole discretion, shall determine the Key Employees and Directors to whom, and the time or times at which Awards will be granted, the form and amount of each Award, the expiration date of each Award, the time or times within which the Awards may be exercised, the cancellation of the Awards and the other limitations, restrictions, terms and conditions applicable to the grant of the Awards. The terms and conditions of the Awards need not be the same with respect to each Participant or with respect to each Award.

(b)          The Committee may delegate its authority to grant Awards to Key Employees and to determine the terms and conditions thereof to such officers of HWC as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to Awards to officers subject to Section 16 of the Exchange Act or officers who are or may be “covered employees” as defined in Code Section 162(m), or to the extent prohibited by applicable law, regulation or rule of a stock exchange on which the Common Stock is listed.

(c)          The Committee may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Awards granted hereunder, shall be final and conclusive for all purposes and upon all persons.

(d)          No member of the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of HWC pursuant to HWC’s Certificate of Incorporation and By-Laws.

3.3           Award Agreements.

Each Award shall be evidenced by a written Award Agreement specifying the terms and conditions of the Award. In the sole discretion of the Committee, the Award Agreement may condition the grant of an Award upon the Participant’s entering into one or more of the following agreements with HWC: (a) an agreement not to compete with the Company which shall become effective as of the date of the grant of the Award and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (b) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (c) an agreement to retain the confidentiality of certain information. Such agreements may contain such other terms and conditions as the Committee shall determine. If the Participant shall fail to enter into any such agreement at the request of the Committee, then the Award granted or to be granted to such Participant shall be forfeited and cancelled.

A-2

Section 4.             Shares of Common Stock Subject to Plan.

4.1           Total Number of Shares.

The total number of shares of Common Stock that may be issued under the Plan shall be 1,800,000. Such shares may be either authorized but unissued shares or treasury shares, and shall be adjusted in accordance with the provisions of Section 4.3 below. The number of shares of Common Stock delivered by a Participant or withheld by HWC on behalf of any such Participant as full or partial payment of an Award, including the exercise price of a Stock Option or of any required withholding taxes, shall once again be available for issuance pursuant to subsequent Awards, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan. Any shares of Common Stock subject to an Award may thereafter be available for issuance pursuant to subsequent Awards, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan, if there is a lapse, forfeiture, expiration, termination or cancellation of any such prior Award for any reason (including for reasons described in Section 3.3), or if shares of Common Stock are issued under such Award and thereafter are reacquired by HWC pursuant to rights reserved by HWC upon issuance thereof.

4.2           Shares Under Awards.

Of the 1,800,000 shares of Common Stock authorized for issuance under the Plan pursuant to Section 4.1:

(a)          The maximum number of shares of Common Stock as to which a Key Employee may receive Stock Options in any calendar year is 500,000.

(b)          The maximum number of shares of Common Stock that may be subject to Incentive Stock Options is 1,800,000.

(c)          The maximum number of shares of Common Stock that may be used for Stock Awards or Stock Units is 1,800,000.

The numbers of shares described herein shall be as adjusted in accordance with Section 4.3.

4.3           Adjustment.

In the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of HWC or any similar corporate transaction, the Committee shall make such adjustments as it deems appropriate, in its sole discretion, to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan. Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the number and kind of shares covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options or the price of other Awards under the Plan; (d) adjustments to any of the shares limitations set forth in Section 4.1 or 4.2; and (e) any other changes that the Committee determines to be equitable under the circumstances.

Section 5.            Grants of Stock Options.

5.1           Grant.

Subject to the terms of the Plan, the Committee may from time to time grant Stock Options to Participants, provided that only NSOs may be granted to Directors who are not employees of the Company.

5.2           Stock Option Agreement.

The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan.

5.3           Exercise Price and Exercise Period.

With respect to each Stock Option granted to a Participant:

A-3

(a)          The per share exercise price of each Stock Option shall be the Fair Market Value on the date on which the Stock Option is granted.

(b)          Each Stock Option shall become exercisable as provided in the Stock Option Agreement; provided that the Committee shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Committee in its sole discretion).

(c)          Except as provided in the Stock Option Agreement, each Stock Option shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date that is ten years after the grant date.

5.4           Required Terms and Conditions of ISOs.

In addition to the foregoing, each ISO granted to a Key Employee shall be subject to the following specific rules:

(a)          The aggregate exercise price of a Key Employee’s ISOs that become exercisable for the first time during a particular calendar year shall not exceed $100,000. If this dollar limit is exceeded, the portion of the ISO that does not exceed the applicable limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.

(b)          Notwithstanding anything herein to the contrary, if an ISO is granted to a Key Employee who owns more than 10% of the Common Stock (or stock possessing more than 10% of the total combined voting power of all classes of stock of HWC and its Subsidiaries): (i) the exercise price of the ISO shall be not less than 110% of the Fair Market Value on the ISO’s grant date; and (ii) the ISO shall expire, and all rights to purchase Common Stock thereunder shall expire, no later than the fifth anniversary of the ISO’s grant date.

(c)          No ISOs shall be granted under the Plan after ten years from the earlier of the date the Plan is adopted or approved by stockholders of HWC.

5.5           Exercise of Stock Options.

(a)          A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Committee may prescribe. All notices or requests provided for herein shall be delivered to the Secretary of HWC.

(b)          The Committee in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price:

(i)          in cash;

(ii)         in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to HWC the amount of sales proceeds from the sale of the shares subject to the Stock Option to pay the exercise price;

(iii)        by directing HWC to withhold such number of shares of Common Stock otherwise issuable in connection with the Award having an aggregate Fair Market Value equal to the Stock Option exercise price; or

(iv)        by delivering previously acquired shares of Common Stock that are acceptable to the Committee and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price.

(c)          HWC shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Stock Option as soon as reasonably practicable after such exercise.

A-4

Section 6.             Stock Awards.

6.1           Grant.

The Committee may, in its discretion, (a) grant shares of Common Stock under the Plan to any Participant without consideration from such Participant or (b) sell shares of Common Stock under the Plan to any Participant for such amount of cash, Common Stock or other consideration as the Committee deems appropriate.

6.2           Stock Award Agreement.

Each share of Common Stock granted or sold hereunder shall be subject to such restrictions, conditions and other terms as the Committee may determine at the time of grant or sale, the general provisions of the Plan, the restrictions, terms and conditions of the related Stock Award Agreement, and the following specific rules:

(a)          Shares of Common Stock issued to a Participant under the Plan shall be evidenced by a Stock Award Agreement, which shall specify whether the shares of Common Stock are granted or sold to the Participant and such other provisions, not inconsistent with the terms and conditions of the Plan, as the Committee shall determine.

(b)          The restrictions to which the shares of Common Stock awarded hereunder are subject shall lapse as provided in Stock Award Agreement; provided that the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Award held by a Participant in the event of the Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Committee in its sole discretion).

(c)          The Committee may, in its discretion, establish as restrictions on the shares of Common Stock performance goals that qualify the Stock Award as “performance-based compensation” within the meaning of Code Section 162(m). Performance goals may be based on one or more business criteria, including, but not limited to: (i) return on equity; (ii) earnings or earnings per share; (iii) Common Stock price; (iv) return on assets; (v) return on investment; (vi) cash flow; (vii) net income; (viii) expense management; or (ix) revenue growth. Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Committee. In addition, performance goals may be adjusted for any events or occurrences (including acquisition expenses, extraordinary charges, losses from discontinued operations, restatements and accounting charges and restructuring expenses), as may be determined by the Committee. With respect to each performance period, the Committee shall establish such performance goals relating to one or more of the business criteria identified above, and shall establish targets for Participants for achievement of performance goals. Following the completion of each performance period, the Committee shall determine the extent to which performance goals for that performance period have been achieved and the related performance-based restrictions shall lapse in accordance with the terms of the applicable Stock Award Agreement.

(d)          HWC shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock granted or sold to the Participant, as soon as may be reasonably practicable after such grant or sale, which shall be held by the Secretary of HWC until such time as the Common Stock is forfeited, resold to HWC, or the restrictions lapse. Notwithstanding the foregoing, HWC, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of HWC’s transfer agent; provided, however that following the lapse of all restrictions with respect to the shares granted or sold to a Participant, HWC, upon the written request of the Participant, shall issue, in the name of the Participant, stock certificates representing such shares.

(e)          Subject to the provisions of subsection (b) hereof and the restrictions set forth in the related Stock Award Agreement, the Participant receiving a grant of or purchasing Common Stock shall thereupon be a stockholder with respect to all of the shares represented by such certificate or certificates and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares. Notwithstanding the preceding sentence, in the case of a Stock Award that provides for the right to receive dividends or distributions: (i) if such Stock Award is subject to performance-based restrictions as described in Section 6.2(c), the Company shall accumulate and hold such dividends or distributions, and (ii) in the case of all other such Stock Awards, the Board shall have the discretion to cause the Company to accumulate and hold such dividends or distributions. In either such case, the accumulated dividends or other distributions shall be paid to the Participant only upon the lapse of the restrictions to which the Stock Award is subject, and any such dividends or distributions attributable to the portion of a Stock Award for which the restrictions do not lapse shall be forfeited.

A-5

Section 7.             Stock Units.

7.1           Grant.

The Board may, in its discretion, grant Stock Units to any Participant. Each Stock Unit shall entitle the Participant to receive, on the date or upon the occurrence of an event (including the attainment of performance goals) as described in the Stock Unit Agreement, one share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock on the date of such event, as provided in the Stock Unit Agreement.

7.2           Stock Unit Agreement.

Each grant of Stock Units to a Participant under this Section 7 shall be evidenced by a Stock Unit Agreement, which shall specify the restrictions, if any, terms and conditions established by the Board in its sole discretion, not inconsistent with the Plan and the following provisions:

(a)          The restrictions to which the Stock Units awarded hereunder may be subject shall lapse as set forth in the Stock Unit Agreement; provided that the Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to any Stock Units held by a Participant in the event of a such Participant’s termination of employment with the Company, or service on the Board, without cause (as determined by the Committee in its sole discretion).

(b)          The Committee may, in its discretion, establish as restrictions on the Stock Units performance goals that qualify the Stock Units as “performance-based compensation” within the meaning of Code Section 162(m). Performance goals may be based on one or more business criteria, including, but not limited to: (i) return on equity; (ii) earnings or earnings per share; (iii) Common Stock price; (iv) return on assets; (v) return on investment; (vi) cash flow; (vii) net income; (viii) expense management; or (ix) revenue growth. Performance goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Committee. In addition, performance goals may be adjusted for any events or occurrences (including acquisition expenses, extraordinary charges, losses from discontinued operations, restatements and accounting charges and restructuring expenses), as may be determined by the Committee. With respect to each performance period, the Committee shall establish such performance goals relating to one or more of the business criteria identified above, and shall establish targets for Participants for achievement of performance goals. Following the completion of each performance period, the Committee shall determine the extent to which performance goals for that performance period have been achieved and the related performance-based restrictions shall lapse in accordance with the terms of the applicable Stock Unit Agreement.

(c)          Except as provided in this subsection (c), and unless otherwise provided in the Stock Unit Agreement, a Participant shall have no rights of a stockholder, including voting or dividend or other distribution rights, with respect to any Stock Units prior to the date they are settled in shares of Common Stock. A Stock Unit Agreement may provide that, until the Stock Units are settled in shares of Common Stock or cash, the Participant shall receive, on each dividend or distribution payment date applicable to the Common Stock, an amount equal to the dividends or distributions that the Participant would have received had the Stock Units held by the Participant as of the related record date been actual shares of Common Stock. Notwithstanding the preceding sentence, in the case of a Stock Unit Award that provides for the right to receive amounts related to dividends or distributions: (i) if such Stock Unit Award is subject to performance-based restrictions, HWC shall accumulate and hold such amounts and (ii) in the case of all other such Stock Unit Awards, the Committee shall have the discretion to cause HWC to accumulate and hold such amounts. In either such case, the accumulated amounts shall be paid to the Participant only upon the lapse of the restrictions to which the Stock Unit Award is subject, and any such amounts attributable to the portion of a Stock Unit Award for which the restrictions do not lapse shall be forfeited.

(d)          Upon settlement of Stock Units in Common Stock, HWC shall issue, in the name of the Participant, stock certificates representing a number of shares of Common Stock equal to the number of Stock Units being settled. Notwithstanding the foregoing, HWC, in lieu of issuing stock certificates, may reflect the issuance of shares of Common Stock to a Participant on a non–certificated basis, with the ownership of such shares by the Participant evidenced solely by book entry in the records of HWC’s transfer agent; provided, however, that upon the written request of the Participant, HWC shall issue, in the name of the Participant, stock certificates representing such shares.

A-6

Section 8.             Change in Control.

8.1           Effect of Change in Control.

In addition to the Committee’s authority set forth in Section 3, upon a Change in Control of HWC, the Committee is authorized, and has sole discretion, as to any Award, either at the time such Award is granted hereunder or any time thereafter, to take any one or more of the following actions: (i) provide that (A) all outstanding Awards shall become fully vested and exercisable, and (B) all restrictions applicable to all Awards shall terminate or lapse; (ii) provide for the purchase of any outstanding Stock Option, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Stock Option been currently exercisable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; and (iv) cause any such Award then outstanding to be assumed, by the acquiring or surviving corporation, after such Change in Control.

8.2           Definition of Change in Control.

“Change in Control” shall mean the occurrence, at any time during the specified term of an Award granted under the Plan, of any of the following events subsequent to the completion of the initial public offering of shares of Common Stock in June, 2006:

(a)          Any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity (other than HWC or a trustee or other fiduciary holding securities under an employee benefit plan of the Company), or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of HWC representing 25% or more of the combined voting power of HWC's then outstanding securities entitled to vote generally in the election of directors;

(b)          HWC is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other legal person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or person or its parent entity entitled to vote generally in the election of directors (or persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of HWC’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of HWC’s outstanding securities entitled to vote generally in the election of directors;

(c)          HWC sells all or substantially all of its business and/or assets to another corporation or other legal person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or person or its parent entity entitled to vote generally in the election of directors (or persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of HWC’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of HWC’s outstanding securities entitled to vote generally in the election of directors; or

(d)          During any period of two consecutive years or less (not including any period prior to the approval of the Plan by the Board), individuals who at the beginning of such period constituted the Board (and any new Directors, whose appointment or election by the Board or nomination for election by HWC's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose appointment, election or nomination for election was so approved) cease for any reason to constitute a majority of the Board.

Section 9.          Payment of Taxes.

In connection with any Award, and as a condition to the issuance or delivery of any shares of Common Stock to the Participant in connection therewith, HWC may require the Participant to pay HWC an amount equal to the minimum amount of the tax that the Company may be required to withhold to obtain a deduction for federal, state or local income tax purposes as a result of such Award or to comply with applicable law. The Committee in its sole discretion may make available one or more of the following alternatives for the payment of such taxes:

A-7

(a)          in cash;

(b)          in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to HWC the amount of sales proceeds from the sale of the shares subject to the Award to pay the withholding taxes;

(c)          by directing HWC to withhold such number of shares of Common Stock otherwise issuable in connection with the Award having an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld; or

(d)          by delivering previously acquired shares of Common Stock that are acceptable to the Committee that have an aggregate Fair Market Value equal to the minimum amount required to be withheld.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.

Section 10.          Postponement.

The Committee may postpone any grant or settlement of an Award or exercise of a Stock Option for such time as the Committee in its sole discretion may deem necessary in order to permit HWC:

(a)          to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable pursuant to an Award, including upon the exercise of an Option, under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

(b)          to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

(c)          to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and HWC shall not be obligated by virtue of any terms and conditions of any Award or any provision of the Plan to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.

Any such postponement shall not extend the term of an Award and neither HWC nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the Award shall lapse because of such postponement.

Section 11.         Nontransferability.

Awards granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than:

(a)          by will or by the laws of descent and distribution;

(b)          pursuant to the terms of a qualified domestic relations order to which the Participant is a party that meets the requirements of any relevant provisions of the Code; or

(c)          as permitted by the Committee with respect to a NSO transferable by the Participant during his lifetime.

In each case, the terms and conditions applicable to the transferability of the Award shall be established by the Committee.

A-8

Section 12.           Termination or Amendment of Plan and Award Agreements.

12.1         Termination or Amendment of Plan.

(a)          Except as described in (b) below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of HWC, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. Subject to the foregoing, the Board may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

(b)          Notwithstanding the foregoing, there shall be no amendment to the Plan or any outstanding Stock Option Agreement that results in the repricing of Stock Options.

(c)          The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Participants who are located outside of the United States to participate in the Plan.

12.2         Amendment of Award Agreements.

The Board shall have the authority to amend any Award Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Award Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.

Section 13.            No Contract of Employment.

Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Company to continue the employment of any Participant for any particular period, nor shall the granting of an Award constitute a request or consent to postpone the retirement date of any Participant.

Section 14.           Applicable Law.

All questions pertaining to the validity, construction and administration of the Plan and all Awards granted under the Plan shall be determined in conformity with the laws of the State of Delaware, without regard to the conflict of law provisions of any state, and, in the case of Incentive Stock Options, Code Section 422 and regulations issued thereunder.

Section 15.           Effective Date and Term of Plan.

15.1         Effective Date.

The Plan has been adopted and authorized by the Board for submission to HWC’s stockholders. The Plan shall become effective as of the date the Plan is approved by HWC’s stockholders.

15.2         Term of Plan.

Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after the 10th anniversary of the Plan’s effective date as determined in Section 15.1 above.

A-9

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 06, 2014

HOUSTON WIRE & CABLE COMPANY

HOUSTON WIRE & CABLE COMPANY

HOUSTON WIRE & CABLE COMPANY
ATTN: NICOL GRAHAM
10201 NORTH LOOP EAST
HOUSTON, TX 77029

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 10, 2014
Date: May 06, 2014 **Time:** 8:30 AM CDT
Location: Houston Wire & Cable Company
10201 North Loop East
Houston, TX 77029

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000203434_1 R1.0.0.51160

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Form 10-K 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2014 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

0000203434_2 R1.0.0.51160

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors
Nominees

01 James L. Pokluda III   02 Michael T. Campbell   03 I. Stewart Farwell   04 Mark A. Ruelle   05 Wilson B. Sexton
06 William H. Sheffield   07 Scott L. Thompson

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

0000203434_3   R1.0.0.51160

HWC

HOUSTON WIRE & CABLE COMPANY

HOUSTON WIRE & CABLE COMPANY
ATTN: NICOL GRAHAM
10201 NORTH LOOP EAST
HOUSTON, TX 77029

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 James L. Pokluda III 02 Michael T. Campbell 03 I. Stewart Farwell 04 Mark A. Ruelle 05 Wilson B. Sexton
06 William H. Sheffield 07 Scott L. Thompson

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000203435_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com .

HOUSTON WIRE & CABLE COMPANY
Annual Meeting of Stockholders
May 6, 2014 8:30 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) William H. Sheffield and James L. Pokluda III, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Houston Wire & Cable Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 a.m., CDT, on May 6, 2014 at 10201 North Loop East, Houston, TX 77029, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000203435_2 R1.0.0.51160